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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
CIBER, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
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5251 DTC Parkway, Suite 1400
Greenwood Village, Colorado 80111

March 28, 2008
To our Stockholders:

        You are cordially invited to electronically attend the Annual Meeting of Stockholders of CIBER, Inc. Our Annual Meeting will be held only via the Internet at www.ciber.com/cbr/annualmeeting on April 29, 2008, at 9:00 a.m. Mountain Daylight Time.

        The attached Notice of Annual Meeting of Stockholders and Proxy Statement describe in detail the actions we expect to take at this Annual Meeting.

        Our Annual Report on Form 10-K for the year ended December 31, 2007, is posted on our website at www.ciber.com under the heading "Investor Relations, SEC Filings."

        Please use this opportunity to take part in our affairs by voting on the business to come before this meeting. Whether or not you plan to attend the Internet meeting, please complete, sign, date and return the accompanying Proxy in the enclosed postage-paid envelope or vote electronically via the Internet or by telephone. See "Voting Via the Internet or By Telephone" in the Proxy Statement for more details. Returning the Proxy or voting telephonically or electronically does NOT deprive you of your right to attend the Internet meeting and to vote your shares for the matters acted upon at the meeting. We invite you to attend the Internet meeting and to vote your shares online before the close of voting by going to www.proxyvote.com.

Sincerely,

Bobby G. Stevenson
 Chairman of the Board

CIBER, Inc.
5251 DTC Parkway, Suite 1400
Greenwood Village, Colorado 80111

NOTICE OF THE 2008 ANNUAL MEETING OF STOCKHOLDERS

NOTICE TO THE STOCKHOLDERS OF COMMON STOCK OF CIBER, INC.

        The 2008 Annual Meeting of Stockholders of CIBER, Inc., a Delaware corporation, will be held via the Internet at www.ciber.com/cbr/annualmeeting on April 29, 2008, at 9:00 a.m. Mountain Daylight Time for the purposes stated below. These items of business are fully described in the attached Proxy Statement.

  1.
  To elect three (3) Class II Directors to serve for a term of three years.

  2.
  To approve an increase in the number of shares authorized for issuance under the CIBER, Inc. 2004 Incentive Plan by 5,000,000 shares.

  3.
  To ratify the appointment of Ernst & Young LLP as our Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2008.

  4.
  To transact any other business that may properly come before the Meeting, or any adjournment or postponement of the Meeting.

        Our Board of Directors fixed the close of business on March 3, 2008, as the Record Date for determining those Stockholders who are entitled to receive notice of and to vote at the Meeting, or any adjournment or postponement of the Meeting. Only Stockholders of our Common Stock at the close of business on March 3, 2008, will receive notice of the Meeting and voting materials. A list of Stockholders entitled to vote at the Meeting will be available for examination for a period of ten days before the Meeting both in person at our corporate offices and electronically, and electronically during the Meeting. Stockholders may examine the list for purposes related to the Meeting. Instructions for viewing the Stockholder list appear in the Proxy Statement.

        You are cordially invited to join us via audio webcast at CIBER's 2008 Annual Meeting.

By order of the Board of Directors,

Mac J. Slingerlend
 President, Chief Executive Officer and Secretary
Greenwood Village, Colorado
March 28, 2008

Please Vote!—Your Vote Is Important

        Whether or not you plan to attend the Internet meeting, please complete, sign, date and return the accompanying Proxy in the postage paid envelope or vote electronically via the Internet or by telephone.

CIBER, Inc.

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
April 29, 2008

ANNUAL MEETING INFORMATION

        This Proxy Statement and the accompanying Proxy are sent to you on behalf of the Board of Directors of CIBER, Inc., a Delaware corporation (the "Company," "we," "our" or "us"), in connection with the solicitation of Proxies for use at our 2008 Annual Meeting of Stockholders (the "Annual Meeting" or "Meeting"). This Proxy Statement describes proposals to be presented for Stockholder approval at the Annual Meeting or any adjournments or postponements of the Meeting. The enclosed Proxy is your ballot (the "Proxy"), which you will use to record your vote on each of the proposals. This Proxy Statement and the accompanying Proxy are first being mailed or sent via electronic communication to Stockholders of record of CIBER's Common Stock, $.01 par value per share (the "Common Stock"), on or about March 28, 2008.

Attend the 2008 Annual Meeting via the Internet
The Annual Meeting of Stockholders will be held via the Internet at www.ciber.com/cbr/annualmeeting on April 29, 2008, at 9:00 a.m. Mountain Daylight Time. The Board and management of CIBER encourage you to attend the Annual Meeting electronically.
Register to Participate in the Electronic Meeting	Log on to www.ciber.com/cbr/annualmeeting at least 15 minutes prior to the start of the Meeting. You will find detailed instructions in accompanying materials.

Ask Questions: Questions that would be appropriate to raise in person and that relate to the purpose of the Meeting will be accepted via email from Thursday, April 24, 2008, until the floor is closed to questions during the Meeting. To submit questions, access the Annual Meeting website and select "Questions."

Vote: Stockholders who attend the Annual Meeting via the Internet may electronically submit a vote or change or revoke a prior vote until the polls are officially closed. See page 2, "Casting Your Vote," for details.
List of Stockholders
A list of Stockholders entitled to vote at the Annual Meeting (the "List") will be available for inspection by Stockholders for purposes related to the Annual Meeting. The List will be available for inspection in both paper and electronic format for a period of 10 days prior to the Annual Meeting and electronically during the time the Annual Meeting is in session. We have taken reasonable steps to ensure that information contained in the List will be made available only to eligible Stockholders. To examine the List, please telephone us at 303-220-0100 and ask to speak with Ms. Jennifer Matuschek, Vice President-Investor Relations. Upon verification that you are entitled to examine the List, you will be scheduled for an appointment to review the List at our corporate office or provided with a login, password and instructions to enter a secure web site link.

AGENDA

Stockholders are asked to consider and to vote upon the following proposals:

Proposal No. 1 See page 6	To elect three (3) Class II Directors to serve as members of the Board of Directors until the 2011 Annual Meeting of Stockholders or until their successors have been duly elected and qualified.
Proposal No. 2 See page 41	To approve an increase in the number of shares authorized for issuance under the CIBER, Inc. 2004 Incentive Plan by 5,000,000 shares.
Proposal No. 3 See page 46	To ratify the appointment of Ernst & Young LLP as our Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2008.
Other Business
To consider other business that may properly come before the Annual Meeting. To date, we are not aware of any other business to be presented for consideration at the Annual Meeting. If any other matter should properly come before the Annual Meeting, the persons designated as agents and Proxies in the enclosed Proxy will vote on those matters in accordance with their best judgment.

VOTING RIGHTS AND SOLICITATION OF PROXIES

Your Proxy is solicited by our Board of Directors.

Record Date
Only Stockholders of our Common Stock, $.01 par value, at the close of business on March 3, 2008 (the "Record Date"), are entitled to receive notice of and to vote at the Annual Meeting. On the Record Date, there were 60,091,131 shares of Common Stock outstanding.
Casting Your Vote
For each proposal, Stockholders are entitled to cast one vote for each share of Common Stock held on the Record Date. Shares of Common Stock may not be voted cumulatively. You may cast your vote by any of the methods listed below. Please refer to the detailed instructions included with your Proxy for submission deadlines and step-by-step instructions.
	•	Vote by Mail. Complete, date and sign your Proxy. Mail it in the pre-paid envelope provided so that it reaches us before the deadline specified on the Proxy.
•
Vote by Telephone. Call the toll free telephone number provided with your Proxy and, with the Proxy card in hand, follow the instructions. The deadline for telephone voting is 11:59 p.m. Eastern Daylight Time on April 28, 2008.
•
Vote by Internet before the Annual Meeting. Use your computer to access the website listed on the voting form and, with the Proxy card in hand, record your vote. The deadline for Internet voting is 11:59 p.m. Eastern Daylight Time on April 28, 2008.

•
Vote by Internet during the Annual Meeting. You may vote electronically during the Annual Meeting, prior to the announcement that the polls are closed. To vote electronically during the Annual Meeting: (1) log on to www.ciber.com/cbr/annualmeeting and, with the Proxy card in hand, register to enter the Annual Meeting website, (2) select the "Vote" button and complete the questions that verify your eligibility to vote and (3) characterize the nature of your vote (i.e., first vote, withdrawal of prior vote, etc.).
Quorum and Election	IVS Associates has been selected to tabulate the votes and to act as Inspector of Elections.

Quorum. Our bylaws provide that the presence, in person or by Proxy, of the holders of not less than a majority of the shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum to conduct business at an Annual Meeting. Since attendance at the Annual Meeting is usually low, a quorum can only be achieved by Stockholder participation by Proxy. Please complete your Proxy and return it promptly.
Election. Delaware law and our bylaws provide the following:
•
Election of Directors. Directors shall be elected by a plurality of shares present in person or by Proxy at the Annual Meeting and entitled to vote on the election of directors. A director wins by "plurality" when he or she receives more votes than the number of votes cast for any other nominee.
•
Matters other than the Election of Directors. In all matters to be presented at the Annual Meeting other than the election of directors, the affirmative vote of a majority of shares present in person or by Proxy at the Annual Meeting and entitled to vote on the subject matter will be the act of the Stockholders.
Tabulation of Your Proxy	The Inspector of Elections will tabulate your Proxy as follows:
	•	All shares represented by a properly executed Proxy will be voted at the Annual Meeting in accordance with your instructions, unless you have taken steps to revoke or withdraw your Proxy.
	•	Shares that are voted WITHHOLD or ABSTAIN will be counted as "present" for quorum purposes, but will have the same effect as voting against a proposal.
•
"Broker non-votes" are Proxies for shares held in record name by brokers or nominees, for which (i) instructions have not been received from the beneficial owner or person entitled to vote and (ii) the broker or nominee does not have discretionary voting power under applicable national securities exchange rules or the instrument under which it serves in such capacity. Broker non-votes are counted as "present" for quorum purposes, but they are treated as not entitled to vote on the matter. Therefore, broker non-votes are not counted for purposes of determining whether Proposals No. 1, 2 and 3 have been approved.

•
Under the rules of the New York Stock Exchange ("NYSE"), on certain routine matters, brokers may, in their discretion, vote the shares they hold in "street name" on behalf of the beneficial owners who have not returned voting instructions to the brokers. Routine matters include the election of directors (Proposal No. 1) and the ratification of the independent registered public accounting firm (Proposal No. 3).
•
If you sign and date your Proxy but do not provide instructions, your shares will be voted FOR ALL Board of Directors nominees for Class II Director (Proposal No. 1), FOR the authorization of 5,000,000 additional shares in the CIBER, Inc. 2004 Incentive Plan (Proposal No. 2) and FOR the ratification of Ernst & Young LLP as our Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2008 (Proposal No. 3).
•
In addition to executing your voting instructions, the persons named in the Proxy will have discretionary authority to vote all Proxies with respect to additional matters that may be properly presented for action at the Annual Meeting. We are not aware of any other business to be presented at the Annual Meeting.
You May Revoke or Change Your Proxy	At any time prior to final tabulation of the votes on April 29, 2008, you may change your vote or revoke your Proxy by following one of the procedures set forth below:
•
Deliver a letter, signed and in writing, to our Secretary stating your desire to revoke your Proxy. The letter must be dated later than the date stated on the Proxy you wish to revoke. Address the letter to CIBER, Inc., Corporate Secretary, 5251 DTC Parkway, Suite 1400, Greenwood Village, Colorado 80111.
•
Deliver a Proxy bearing a date later than the Proxy you wish to revoke to Broadridge Financial Solutions, Inc., ("Broadridge") 51 Mercedes Way, Edgewood, NY 11717. You may use any available voting method to deliver your new Proxy, but the new Proxy must be received by Broadridge before the deadline for mail, telephone or Internet voting.
•
Attend the Annual Meeting via the Internet and submit your vote prior to the close of the polls. Follow the instructions for voting online during the Annual Meeting, which appear earlier in this section of this Proxy Statement. Please note, attending the electronic Annual Meeting will not, absent specific instructions from you, revoke or alter your Proxy.

Proxies of Executive Officers and Directors
As a group, our executive officers and directors own or may be deemed to control approximately 15.06% of the outstanding shares of our Common Stock. Each of the executive officers and directors has indicated his intent to vote all shares of Common Stock owned or controlled by him FOR ALL of the candidates nominated by the Board to fill the Class II Director positions described in this Proxy Statement, FOR an increase in the number of shares authorized for issuance under the CIBER, Inc. 2004 Incentive Plan by 5,000,000 shares and FOR the ratification of the appointment of Ernst & Young LLP as our Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2008. Please refer to the table entitled Security Ownership of Certain Beneficial Owners and Management located on page 20 for additional information.
Persons Making This Proxy Solicitation
This Proxy Solicitation is made by and on behalf of our Board of Directors. The proposals described in this Proxy Statement were unanimously approved and authorized for Stockholders' consideration by our Board of Directors. To date, no director has retracted his support for any proposal appearing on the agenda or notified us of his intention to oppose the same. Solicitation of Proxies for use at the Annual Meeting may be made by regular mail, by email or in person by our directors, officers and regular employees. These individuals will receive no additional compensation for any solicitation activities. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to those beneficial owners. We may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to beneficial owners. In addition, we may retain Morrow & Co., a proxy solicitation company, to assist with this solicitation for a fee of approximately $7,500 plus reasonable out-of-pocket expenses. We will bear the entire cost of solicitation of Proxies, including the preparation, assembly, printing and mailing of this Proxy Statement, the Proxy and any additional information furnished to Stockholders.

DEADLINE FOR STOCKHOLDER PROPOSALS FOR THE 2009 ANNUAL MEETING

        Stockholders may submit proposals on matters appropriate for Stockholder action at our annual Stockholder meetings. To have your proposal included in our Proxy Statement and form of Proxy and to properly bring your proposal before an Annual Meeting: (1) you must be eligible to make the proposal; (2) your proposal must be appropriate for Stockholder action at an Annual Meeting and (3) your proposal must be presented in writing and received by our Secretary at our principal executive offices not less than 120 calendar days before the date our Proxy Statement was released to Stockholders in connection with the 2008 Annual Meeting. Proposals submitted after November 28, 2008, will be considered untimely and will not be eligible for inclusion in the Proxy Statement and on the form of Proxy for the 2009 Annual Meeting, and will not be considered at the meeting. To be included in our Proxy Statement, all proposals must conform to the procedures established by the Securities and Exchange Commission ("Commission") in Section 14a-8 of the Securities Act of 1934, as amended (the "Exchange Act"). The persons named in our Proxy will have discretionary authority to vote all Proxies with respect to any untimely proposals. Stockholder notices regarding proposals must be received no later than the deadline set forth above and contain the specific information required by our bylaws. Stockholders will be furnished a copy of our bylaws, without charge, upon written request to the

Corporate Secretary. Please address Stockholder proposals to Corporate Secretary, CIBER, Inc., 5251 DTC Parkway, Suite 1400, Greenwood Village, Colorado 80111.

PROPOSAL No. 1—ELECTION OF DIRECTORS

Background
Each year at our Annual Meeting of Stockholders, directors constituting approximately one-third of the Board are elected for a three-year term or until a successor is duly elected and qualified. The terms of current Class II Directors, Mr. Mac J. Slingerlend, Dr. James C. Wetherbe and Mr. Stephen S. Kurtz, will expire at this 2008 Annual Meeting. The terms of the Class III Directors, Mr. Archibald J. McGill, Mr. George A. Sissel and Mr. Paul A. Jacobs, will expire in 2009. The terms of the Class I Directors, Mr. Bobby G. Stevenson, Mr. James C. Spira and Mr. Peter H. Cheesbrough, will expire in 2010.

Pursuant to our bylaws, vacancies on the Board may be filled by the affirmative vote of a majority of the remaining directors then in office. A director elected to fill a vacancy, including a vacancy created by an increase in the size of the Board, serves for the remainder of the full term of the new directorship or of the class of directors in which the vacancy occurred. If the number of directors has changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, but in no case will a decrease in the number of directors shorten the term of any incumbent director.
Description of Proposal No. 1
Proposal No. 1 asks you to elect three individuals to serve as Class II Directors for the ensuing three-year term to expire in 2011, or until a successor is elected and qualified. The Nominating/Corporate Governance Committee, with the approval of the non-incumbent members of the Board, has nominated for re-election Mr. Mac J. Slingerlend, Dr. James C. Wetherbe and Mr. Stephen S. Kurtz (the "Director Nominees").
We have received no Stockholder proposal or nomination of any other person to stand for election as Class II Director, timely or otherwise.

TEXT OF PROPOSAL NO. 1—ELECTION OF DIRECTORS

        The text of Proposal No. 1, as you will see it printed on your Proxy, is "To elect the following nominees for Class II Director: Mac J. Slingerlend, James C. Wetherbe and Stephen S. Kurtz."

        Shares represented by Proxies that are not marked to "WITHHOLD ALL" authority to vote for the Director Nominees, or "FOR ALL EXCEPT" a specified individual that you must name, will be voted FOR the election of the Director Nominees. Should the Director Nominees become unavailable or unwilling to serve as directors, persons named in the Proxy intend to cast votes for which they hold Proxies in favor of the election of such other person as the Board may designate. The Board knows of no reason why Mr. Slingerlend, Dr. Wetherbe and Mr. Kurtz would be unable or unwilling to serve on the Board.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR ALL" OF THE NOMINEES

DIRECTORS AND EXECUTIVE OFFICERS

        The following table sets forth our directors and executive officers, their ages, positions currently held with us, the year elected as director or appointed as officer and class of directorship. Directors are elected to serve three-year terms, or until a successor is elected and qualified. Executive officers serve at the pleasure of the Board for a term of one year, subject to review and renewal annually. For information about the ownership of our voting securities held by each director, director nominee or executive officer, see "Securities Ownership of Certain Beneficial Owners and Management." Information about Director Nominees is indicated by an asterisk (*) in the table below and in the narrative following the table.

Name	Age	Position	Served as Officer or Director Since	Class (Term Exp.)
Bobby G. Stevenson	65	Chairman of the Board and Founder	1974	Class I (2010)
Mac J. Slingerlend*	60	Chief Executive Officer, President, Secretary and Director	1989	Class II (2008)
Peter H. Cheesbrough	56	Executive Vice President, Chief Financial Officer, Treasurer and Director	2002	Class I (2010)
Terje Laugerud	54	President and Chief Executive Officer—CIBER Europe	2003	—
Joseph A. Mancuso	61	Senior Vice President U.S. Commercial Operations (East)	1994	—
Tony Hadzi	50	Senior Vice President U.S. Commercial Operations (West)	2001	—
Archibald J. McGill	76	Director	1998	Class III (2009)
James C. Spira	64	Director	1994-98 and 2002	Class I (2010)
George A. Sissel	71	Director	2002	Class III (2009)
James C. Wetherbe*	58	Director	2005	Class II (2008)
Paul A. Jacobs	68	Director	2005	Class III (2009)
Stephen S. Kurtz*	57	Director	2007	Class II (2008)

Bobby G. Stevenson
Mr. Stevenson is Chairman of the Board of Directors, a Class I Director and one of the founders of our Company. Mr. Stevenson served as Vice President in charge of our recruiting and management of the technical staff from 1974 until November 1977 when he became Chief Executive Officer. As Chief Executive Officer from 1977 to 1998, he was responsible for all of our operations. Mr. Stevenson has been a member of our Board of Directors since its inception.

Mac J. Slingerlend*
Mr. Slingerlend is a Class II Director and serves us as Chief Executive Officer, President and Secretary. He has been nominated to stand for re-election at this Annual Meeting to fill one of the upcoming Class II vacancies. Mr. Slingerlend joined us in January 1989 as Executive Vice President and Chief Financial Officer and was first elected as a director in 1994. He was promoted to President and Chief Operating Officer in 1996, elected Chief Executive Officer in March 1998 and Secretary in August 1998. Prior to 1989, Mr. Slingerlend spent 15 years in the banking industry, primarily as a commercial lender, and five years in corporate financial positions in the cable television and hospitality industries. Mr. Slingerlend became a director of the board of the Mountain States Employers Council in 2005.
Peter H. Cheesbrough
Mr. Cheesbrough joined us as Executive Vice President and Chief Financial Officer in October 2007 and was elected Treasurer in February 2008. He is a Class I Director and has been since November 2002. He also served as Chairman of the Audit Committee from November 2002 until October 2007. Prior to joining us, Mr. Cheesbrough was Vice President and General Manager of Navigant Biotechnologies, LLC and, from 2002 to 2005, was Navigant Biotechnologies' Chief Financial Officer. From 1985-2000, Mr. Cheesbrough held several senior financial management positions with Quovadx, Inc. and Echo Bay Mines Ltd. Before 1985, he served in executive financial positions with two Canadian public companies and prior to that, Mr. Cheesbrough was an audit and tax manager for Coopers & Lybrand (now PricewaterhouseCoopers) in England and Canada. From 1996 until 2006, Mr. Cheesbrough served on the board of directors of Health Grades, Inc., where he was a member of both the Audit and Compensation Committees. He is a member of the Institute of Chartered Accountants in Alberta and a Fellow of the Institute of Chartered Accountants in England and Wales.
Terje Laugerud
Mr. Laugerud joined us as President and Chief Executive Officer of CIBER Europe in January 2003 following our acquisition of ECsoft Group plc. From 1994 to 2000, Mr. Laugerud was the Chief Executive Officer of ECsoft and a non-executive director until May 2002. Mr. Laugerud has over 20 years of experience in the information technology industry. He served on the boards of directors of CMA Asset Management ASA (Norway) and Heliogruppen AS (Norway) from 2001 to 2005 and on the board and Compensation Committee of MySQL AB (Sweden) from 2001 to 2006.
Joseph A. Mancuso
Mr. Mancuso, our Senior Vice President U.S. Commercial Operations (East), joined CIBER through our acquisition of CPU, Inc. in May 1994 where he served as Vice President. Since that time, Mr. Mancuso has held numerous executive positions with us including Divisional Vice President, Regional Vice President and President of Custom Solutions Operations.

Tony Hadzi
Mr. Hadzi, whose full name is Antonios Hadziathanassiou, joined us in October 1999 as a sales manager and he is currently our Senior Vice President U.S. Commercial Operations (West). Prior to joining us, he established the North American subsidiary for the South African information technology services company, Q Data, and served as President of that company in the USA from 1994 to 1999. Before this USA business venture, Mr. Hadzi served as Senior Vice President leading the Johannesburg business unit of Q Data Consulting. He also served in senior executive positions for three Q Data subsidiaries. Mr. Hadzi was one of the first members of the startup consulting company, DATA TRUST (PTY) Ltd., which later became the founding company of Q Data. He worked there as senior technical consultant on major development projects in all aspects of systems integration and development.
Archibald J. McGill
Mr. McGill has been a Class III Director since September 1998. Mr. McGill has served in executive capacities at IBM and AT&T and was President of Rothschild Venture Capital. He is on the boards of directors of several small high-technology companies. From 1985 to the present, Mr. McGill has been the President of Chardonnay, Inc., a venture capital investment company.
James C. Spira
Mr. Spira has been a Class I Director since March 2002. Mr. Spira previously served as a director of our Company from September 1994 until October 1998. Mr. Spira currently serves as the non-executive Chairman of the board of Brulant, Inc., a Cleveland, Ohio privately-held information services company. He has been a director of Brulant since 1997 and became Chairman of the Board in September 2003. Mr. Spira serves on the board of directors of Jackson-Hewitt, Inc. where he is also a member of the Audit and Compensation Committees. Mr. Spira served as President and Chief Operating Officer of American Greetings Corporation from 2001 until his retirement in July 2003. From 1995 to 2001, he was managing partner of Diamond Technology Partners, Inc., a Chicago, Illinois-based management consulting firm providing program management services to design and deploy technology-enabled business strategies. From 1974 to 1991, Mr. Spira was co-founder, President and Chief Executive Officer of Cleveland Consulting Associates, an operations and systems management consulting firm doing business with multi-national companies.
George A. Sissel
Mr. Sissel became a Class III Director in May 2002. Mr. Sissel was the Chairman and Chief Executive Officer of Ball Corporation, where he served as a director and a member of the Finance and Audit Committees until April 2007. Mr. Sissel joined Ball Corporation in 1970, assumed the positions of President and Chief Operating Officer in 1994 and Chairman of the Board in 1996. Mr. Sissel served as the Chairman of the Board of the University of Colorado Foundation and on advisory boards at the University of Colorado at Boulder and the University of Colorado at Denver. He also serves on the board of the Colorado Association of Commerce and Industry.

James C. Wetherbe, PhD*
Dr. Wetherbe has been a Class II Director since February 2005. He has been nominated to stand for re-election at this Annual Meeting to fill one of the upcoming Class II vacancies. From July 1993 to July 2006, Dr. Wetherbe was a director of Best Buy Co., Inc. where he served as chair of their Long Range and Strategic Planning Committee and as a member of their Nomination Committee. In September 2006, Dr Wetherbe became a member of the board of directors of the Sandia Motorsports Park and, in 2007, a member of the board of directors of Bizdio. From 1993 to 2000, Dr. Wetherbe was the FedEx Professor of Excellence in MIS at the University of Memphis, a Professor of MIS and Director of the MIS Research Center at the University of Minnesota from 1980 to 2000 and a Professor of MIS at the University of Houston from 1977-1980. Dr. Wetherbe is currently the Bobby G. Stevenson Chaired Professor of Information Technology and Executive Director for Internet Buyer Behavior at Texas Tech University. He has held this position since 2000 when the professorship was created and Texas Tech selected him to fill the Chair. In addition, Dr. Wetherbe has held several positions in the information industry as a Chief Information Officer, consultant and account manager. He is an internationally known author of 25 books and speaker on the use of computers and information systems to improve organizational performance and competitiveness.
Paul A. Jacobs
Mr. Jacobs has been a Class III Director since February 2005. Mr. Jacobs is a founding partner in the law firm of Jacobs Chase Frick Kleinkopf & Kelley LLC, a Denver mid-size law firm formed in 1995. Mr. Jacobs was the driving force behind Denver's 1990 Major League Baseball Expansion bid and served as Executive Vice President and General Counsel of the Colorado Rockies from the inception of the franchise in 1991 through February 1995. Prior to that, Mr. Jacobs practiced at the Denver law firm of Holme Roberts & Owen for 24 years, representing a variety of businesses and entrepreneurs in corporate finance, mergers and acquisitions, business planning and real estate matters. Mr. Jacobs is currently a director of the American Jewish Committee and of the Colorado Sports Hall of Fame.
Stephen S. Kurtz*
Mr. Kurtz has been a Class II Director since his election to the Board in December 2007 and serves as Chairman of the Audit Committee. He was elected to serve as Chairman of the Audit Committee to replace Mr. Cheesbrough, who could no longer serve as Chairman of the Audit Committee upon his appointment as Chief Financial Officer in October 2007. Mr. Kurtz has been nominated to stand for re-election at this Annual Meeting to fill one of the upcoming Class II vacancies. Mr. Kurtz is a Co-Managing Member of Mankwitz Kurtz Investments, LLC, a Denver-based private equity firm, which he formed in 2001. From 1978 to 2001, he was President of the CPA firm of Shenkin, Kurtz Baker & Co. Mr. Kurtz is a certified public accountant. He is also a member of the board and Chairman of the Audit and Finance Committee of HCA-HealthOne in Denver and a member of the community board of Wells Fargo Colorado, N.A.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

        In November 2006, our Board adopted a written policy that requires the Audit Committee to review any financial transactions, arrangements or relationships which exceed $120,000 and in which we are a participant and a related party, as defined in Rule 404(b) of Regulation S-K under the Exchange Act, has a direct or indirect interest. Audit Committee approval of any related party transaction will depend on whether or not the transaction is fair and beneficial to us. Our related party transaction policy is in addition to the conflict of interest policy found in our Code of Business Conduct and Ethics. There was one related party transaction during 2007. Mr. Stevenson, our Chairman of the Board, has the ownership rights to a suite at INVESCO Field at Mile High for the Denver Broncos football games. We purchased the use of that suite from Mr. Stevenson at his cost of approximately $127,000 for employee recognition, business entertainment and charitable donation purposes. Pursuant to our policy, the Audit Committee reviewed this transaction and determined it was fair and beneficial to us. We have not been presented with any proposed related party transactions for 2008 as of the date of this Proxy Statement.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires that our directors, executive officers and persons who beneficially own greater than 10% of a registered class of our equity securities file initial reports of ownership and changes in ownership of such securities with us and the Commission. Based solely upon our review of copies of the Section 16(a) reports we have received and written representations from reporting persons, we believe that during the year ended December 31, 2007, all of our directors, executive officers and greater than 10% beneficial owners were in compliance with their filing requirements with one exception. Instead of being timely filed on April 26, 2007, the Form 4 covering initial grants of 25,000 options and 50,000 options for Marcia Kim, our President-Federal Government Practice, was filed April 30, 2007, because Ms. Kim's EDGAR filing codes were not available until April 27.

CORPORATE GOVERNANCE PRACTICES

        The Board met six times in 2007 in regularly scheduled quarterly and special meetings. Each director, including incumbents, participated either in person or by telephone conference in at least 75% of all the 2007 board meetings and committee meetings (of which such director was a member). Each director attended the Annual Meeting of Stockholders last year. Each director is expected to attend the Annual Meeting this year. We have a regularly scheduled Board meeting on the same day as the Annual Meeting of Stockholders each year, and all directors generally attend both meetings.

Corporate Governance

        We have had informal governance standards in place since our inception in 1974 that have evolved to accommodate our growth over the years and changing governance practices. Our Board has adopted formal Corporate Governance Principles (the "Principles") to address matters of corporate governance including, but not limited to, Board composition and leadership, Board member qualifications, compensation, tenure and succession, Board organization, term and age limits, service on additional public company boards and audit committees and committee operation and responsibilities. Board members are also subject to the requirements of CIBER's Code of Business Conduct and Ethics (the "Code") which includes, among other things, a conflict of interest policy. In addition, in November 2006, the Board adopted a policy with respect to Related Party Transactions, as discussed in more detail above. The Principles, Code and Related Party Transaction Policy can be found on our website at www.ciber.com under "Investor Relations," or you may request a copy by writing to us at CIBER, Inc., 5251 DTC Parkway, Suite 1400, Greenwood Village, Colorado 80111, Attention: Investor Relations.

Executive Sessions

        Our non-management directors meet regularly in executive session without management. The executive sessions are chaired by the chairman of the Nominating/Corporate Governance Committee. The executive sessions are held in conjunction with each regularly scheduled Board meeting.

Communicating with the Board of Directors

        Any Stockholder or other interested party who wishes to contact our Board of Directors or any individual director may do so by following the procedures set forth on our website at www.ciber.com under "Investor Relations, Corporate Governance, Communications with the Board."

Independence

        At least a majority of the members of the Board and all members of the Board's Compensation, Audit and Nominating/Corporate Governance Committees must be independent for purposes of Section 303A of the Listed Company Manual of the NYSE. The Board has determined that directors Mr. Bobby Stevenson, Mr. Paul Jacobs, Mr. Archibald McGill, Mr. George Sissel, Mr. James Spira, Dr. James Wetherbe and Mr. Stephen Kurtz are "independent" pursuant to the standards identified on our website at www.ciber.com under "Investors Relations, Corporate Governance."

        Applying the NYSE standards listed in Section 303A, the Board has further determined that, with respect to their Committee assignments for 2008, Mr. Kurtz, Mr. Jacobs, Mr. McGill and Mr. Sissel have the requisite independence to serve as members of our Audit Committee under both the Exchange Act and NYSE requirements, that Mr. Spira, Mr. McGill and Dr. Wetherbe have the requisite independence to serve as members of our Compensation Committee and that Mr. Sissel, Mr. Jacobs and Dr. Wetherbe have the requisite independence to serve as members of our Nominating/Corporate Governance Committee. Mr. Stevenson is not a member of any of the committees.

Code of Business Conduct and Ethics

        Our Code of Conduct is applied consistently to all employees and has been a prominent part of the Employee Handbook for several years. The Board of Directors has adopted a Code of Conduct and Business Ethics (the "Code") that applies to all employees but that has specific requirements for executive and senior financial officers with respect to the ethical standards and obligations relevant to accounting and financial reporting. The Code contains procedures for reporting suspected violations of the Code and references the Audit Committee procedure for the reporting of questionable accounting or auditing matters or other concerns about accounting and auditing matters. A copy of the Code, as well as the Audit Committee Procedures for reporting concerns about accounting or auditing matters, can be found on our website at http://www.ciber.com under "Investor Relations," or you may request a copy by writing to us at CIBER, Inc., 5251 DTC Parkway, Suite 1400, Greenwood Village, Colorado 80111, Attention: Investor Relations. If a waiver from the Code is granted to an executive officer or director, the nature of the waiver will be disclosed on our website, in a press release or in a current report on Form 8-K.

Committees

        The Board has three standing committees: Compensation, Nominating/Corporate Governance and Audit. Membership in those committees for 2007 is set forth below.

2007 COMMITTEE MEMBERSHIP
Standing Committees of the Board	Director	Audit	Compensation	Nominating/ Corporate Governance
	B. Stevenson	—	—	—
	M. Slingerlend	—	—	—
	A. McGill	X	X	—
	J. Spira	—	Chair	—
	G. Sissel	X	—	Chair
	P. Cheesbrough*	Chair	—	—
	P. Jacobs	X	—	X
	J. Wetherbe	—	X	X
	S. Kurtz**	Chair	—	—

*
Through October 31, 2007, when Mr. Cheesbrough became our Executive Vice President and Chief Financial Officer.

**
Effective December 12, 2007, when Mr. Kurtz was elected to our Board of Directors.

NOMINATING/CORPORATE GOVERNANCE COMMITTEE
The principal responsibilities of the Nominating/Corporate Governance Committee are to identify and nominate qualified individuals to serve as members of the Board, or to nominate candidates to fill such other positions as may be deemed necessary and advisable by the Board. In addition, the Nominating/Corporate Governance Committee is responsible for establishing our Corporate Governance Guidelines and our Code of Business Conduct and Ethics, as well as evaluating the Board and its processes. The members of the 2007 Nominating/Corporate Governance Committee were Mr. Sissel (Chairman), Mr. Jacobs and Dr. Wetherbe. The Nominating/Corporate Governance Committee met once in 2007.
NOMINATING/CORPORATE GOVERNANCE COMMITTEE CHARTER
The Nominating/Corporate Governance Committee's Charter can be found at www.ciber.com/cbr under "Corporate Governance" or is available in print, free of charge, upon request to us. The Board believes that our directors must bring the skill mix and experience necessary to perform the Board of Directors' oversight function effectively. Identification of prospective Board members is done by a combination of methods, including studying other boards, word-of-mouth in industry circles, inquiries of outside professionals and recommendations made to us. When considering candidates for director, the Nominating/Corporate Governance Committee takes into account a number of factors including, but not limited to, the following:
	•	Experience with acquisitions
	•	Experience in marketing and sales
	•	Knowledge of our industry
	•	Experience with finance, accounting, internal audit and other financial matters
	•	Respect for the fiduciary responsibilities of directors to Stockholders

•	Leadership skills
•	Demonstration of sound business judgment
•	Global perspective
•	Interpersonal effectiveness
•	Personal integrity
•	The number of other boards and committees on which a candidate serves

When the Nominating/Corporate Governance Committee is recruiting Board members to serve on a designated committee, the Committee also takes into account skills and experience specific to that committee. For example, Audit Committee members must be financial experts and/or financially literate.

The Nominating/Corporate Governance Committee will consider nominees recommended by the Stockholders applying the criteria described above and in accordance with the process outlined below. Please also refer to the section entitled "Stockholder Proposals for our 2009 Annual Meeting" located on page 5 for information related to Stockholder nominations.

As provided in our bylaws, Stockholders entitled to vote at an Annual Meeting of our Stockholders may make nominations for the election of directors only if written notice of the Stockholder's intent to make such a nomination or nominations has been given, either by personal delivery or by U.S. mail to our Secretary no later than 120 days prior to the first anniversary date of the immediately preceding Annual Meeting with respect to an election to be held at an Annual Meeting of the Stockholders or the close of business on the tenth day following the date on which notice of a special meeting is first given to Stockholders for an election to be held at a special meeting of Stockholders. No such nominations were received for the 2008 Annual Meeting.
A Stockholder's notice to the Secretary shall set forth:
(i)
as to each person whom the Stockholder proposes to nominate for election as a director: (A) the name, age, business address and residence address of such person; (B) the principal occupation or employment of such person; (C) the class or series and number of shares of our capital stock which are owned beneficially and of record by such person and (D) any other information relating to such person that would be required to be disclosed in a solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder; and

(ii)
as to the Stockholder giving the notice: (A) the name and record address of such Stockholder; (B) the class or series and number of shares of our capital stock which are owned beneficially or of record by such Stockholder; (C) a description of all arrangements or understandings between such Stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such Stockholder; (D) a representation that the Stockholder is a holder of record of our stock entitled to vote at such meeting and intends to appear in person or by proxy at the meeting and (E) any other information relating to such Stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as director if elected.
AUDIT COMMITTEE
The principal responsibilities of the Audit Committee are: (1) engaging and overseeing the work of the independent auditor including the execution of the engagement letter and review of the audit plan; (2) reviewing the independence, internal quality control procedures and performance of the auditors and the qualifications of the key audit partner and audit managers; (3) overseeing the documentation, evaluation and testing of our system of internal controls; (4) establishing our policy on provision of non-audit services; (5) pre-approving all audit and permitted non-audit services provided to us; (6) establishing the Committee's procedure for receiving and reviewing complaints regarding accounting, internal controls and auditing matters; (7) discussing policies and guidelines with respect to financial risk exposure and management; (8) receiving reports from, and reviewing with, the auditor critical accounting policies and practices, alternative treatments of financial information that have been discussed with management and the effectiveness of internal controls and any material written communications between the auditor and our management; (9) reviewing Management's Discussion and Analysis and our annual audited financial statements and periodic reports that include financial statements prior to filing or distribution; (10) discussing, generally, all financial press releases, other financial information and earnings guidance provided to analysts and rating agencies; (11) reporting to the Board with respect thereto; (12) reviewing and approving any related party transactions pursuant to our Related Party Transaction Policy and (13) determining and approving the compensation of the independent auditor. The members of the 2007 Audit Committee were Mr. Cheesbrough (Chairman) until October 31, 2007, Mr. Jacobs, Mr. McGill and Mr. Sissel. Mr. Kurtz joined the Audit Committee as Chairman on December 12, 2007. The Audit Committee met eight times during 2007.
Audit Committee Charter	The Audit Committee Charter is available for review on our website at www.ciber.com/cbr under "Corporate Governance" or is available in print, free of charge, upon request to us.

"Audit Committee Financial Expert" and Financial Literacy
The Board has determined that, although other members of the Audit Committee may also qualify, Mr. Peter Cheesbrough qualified as an "audit committee financial expert" pursuant to Item 407(d) of Regulation S-K during his tenure on the Audit Committee. The Board has further determined that Mr. Stephen Kurtz, upon his election to the Board and the Audit Committee, qualifies as an "audit committee financial expert" pursuant to Item 407(d) of Regulation S-K. The Board has also determined that each of the members of the Audit Committee is financially literate consistent with the requirements of the NYSE Listed Company Manual.
Report of the Audit Committee(1)
The Audit Committee of the Board assists the Board in fulfilling its responsibilities for financial reporting compliance by reviewing the audited financial statements, reviewing the system of internal controls that management and the Board of Directors have established and reviewing the overall audit process. The Audit Committee, in its capacity as a Committee of the Board, is directly responsible for the appointment, compensation and oversight of the independent registered public accounting firm, and has:
	•	reviewed and discussed the 2007 audited financial statements separately and jointly with management and with Ernst & Young LLP ("E&Y"), our independent registered public accounting firm;
•
provided oversight and advice to management with respect to the documentation, testing and evaluation of our system of internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act of 2002 and related regulations, received periodic updates provided by management and E&Y and reviewed a report on the effectiveness of our internal control over financial reporting;
•
discussed with E&Y the matters required by the Statement on Auditing Standards No. 61, "Codification of Statements on Auditing Standards," AU§380, as modified or supplemented by the Auditing Standards Board of the American Institute of Certified Public Accountants;
•
received the written disclosures and the letter from E&Y required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," as may be modified or supplemented, and has discussed with E&Y its independence and
•
considered whether the auditor's provision of non-audit services is compatible with independence and concluded that the services rendered by E&Y are compatible with maintaining the principal accountant's independence because no fees were billed for services other than audit, audit-related or tax services.

Based upon this review and the discussions referred to above, the Audit Committee has recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2007, and that this report be included in the Proxy Statement on Schedule 14A for the 2008 Annual Meeting of Stockholders.
By the Audit Committee:
Stephen S. Kurtz, Chairman Paul A. Jacobs Archibald J. McGill George A. Sissel

(1)
This section is not "soliciting material," is not deemed "filed" with the Commission and is not to be incorporated by reference in any filing of ours under the Securities Act of 1933, as amended, or the Exchange Act whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

COMPENSATION COMMITTEE
The principal responsibilities of the Compensation Committee are: (1) to administer and approve awards under our 2004 Incentive Plan (a stock-based plan) and to administer the Employee Stock Purchase Plan; (2) to define, together with management, our philosophy, policies and procedures regarding executive compensation; (3) to review the performance of the Chief Executive Officer, Chief Financial Officer and the other Named Executive Officers (collectively, "NEOs"); (4) to recommend annual salary, cash bonuses and equity awards for the NEOs to our Board for approval; (5) to make recommendations regarding non-employee director compensation and (6) to review the Compensation Discussion and Analysis and recommend its inclusion in the Annual Report on Form 10-K and the Proxy Statement on Schedule 14A. The members of the Compensation Committee for 2007 were Mr. Spira (Chairman), Mr. McGill and Dr. Wetherbe. The Compensation Committee met five times during 2007.
Compensation Committee Charter	The Compensation Committee Charter is available for review on our website at www.ciber.com/cbr under "Corporate Governance" or is available in print, free of charge, upon request.
Compensation Committee Process
The Compensation Committee meets as often as necessary to perform its duties and responsibilities. Mr. Spira, our Compensation Committee Chair, works with our Chief Executive Officer to establish the meeting agenda. The Compensation Committee typically meets with the Chief Executive Officer and, where appropriate, with outside advisors. The Compensation Committee also meets in executive session without management. The Compensation Committee reviews materials in advance of each meeting including financial reports on year-to-date performance against business plans, calculations and reports on achievement of individual and corporate performance goals and objectives, performance of our competitive reference group, information about option grants under our broad-based and performance-based option grant programs, tally sheets setting forth NEO equity compensation and information about equity compensation dilution.

The Compensation Committee annually reviews the performance of and determines salary, bonus and equity compensation for the Chief Executive Officer and determines performance and award targets for the next fiscal year. The Compensation Committee also annually reviews and approves the salary, bonuses and equity compensation for the Chief Financial Officer and the other NEOs and determines performance award targets for the next fiscal year based on the recommendations of the Chief Executive Officer, who plays a significant role in evaluating the performance of and setting the performance targets for these individuals. The Compensation Committee has delegated option granting authority to the Chief Executive Officer to make option grants pursuant to the Board-approved broad-based and performance-based option grant programs.

The Compensation Committee charter grants the Compensation Committee direct authority to hire and fire advisors and compensation consultants for the Committee. In February 2005, the Compensation Committee retained the services of Mercer Human Resources Consulting and, in February 2007, retained the services of HCC, Inc. in both cases to evaluate and make recommendations regarding the compensation of our Chief Executive Officer, as discussed more fully in the Compensation Discussion and Analysis section of this Proxy Statement. The Compensation Committee retains a compensation consultant on an as-needed basis.

The Compensation Committee's process begins with reviewing and approving the performance targets for each NEO as recommended by the CEO and establishing the CEO's performance targets. The Compensation Committee determines the appropriateness of the financial and non-financial measures used for incentive compensation. It also reviews compensation levels for the CEO and NEOs for internal pay equity and reasonableness relative to the publicly-available information of the companies in our defined competitive reference group. The Compensation Committee periodically reviews performance against the objectives and, generally in the first quarter of the fiscal year, determines actual cash bonus and equity compensation payouts against targets, as well as objectives and compensation targets for the coming year.
Compensation Committee Report(1)
We have reviewed and discussed with management the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K and based on the review and discussions, we have recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.
By the Compensation Committee:
James C. Spira, Chairman Archibald J. McGill James C. Wetherbe

(1)
This section is not "soliciting material," is not deemed "filed" with the Commission and is not to be incorporated by reference in any filing of ours under the Securities Act of 1933, as amended, or the Exchange Act whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

        Compensation Committee Interlocks and Insider Participation.    There were no Compensation Committee interlocks in 2007. In 2007, the Compensation Committee of our Board of Directors consisted of James C. Spira, Archibald J. McGill and James C. Wetherbe. None of these directors has ever been an officer or employee of ours. No current executive officer of ours has ever served as a member of the board of directors or compensation committee of any other entity that has or has had one or more executive officers serving as a member of our Board of Directors or Compensation Committee.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth information regarding beneficial ownership of our Common Stock at March 3, 2008 (unless noted otherwise), and stock options exercisable for shares of Common Stock within 60 days of such date, held by (i) each person or group of persons known by us to own beneficially more than 5% of the outstanding Common Stock, (ii) each of our directors and nominees for director, (iii) each Named Executive Officer (as identified under "Executive Compensation" below) and (iv) all our Named Executive Officers and directors as a group. All information is taken from or based upon ownership filings made by such persons with the Commission and other information provided by such persons to us. Unless otherwise indicated, the Stockholders listed below have sole voting and investment power with respect to the shares reported as owned. On March 3, 2008, there were 60,091,131 shares of Common Stock outstanding.

Title of Class	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Officers and Directors
	Bobby G. Stevenson(1)	5,925,586	9.86%
	Mac J. Slingerlend(2)	2,364,407	3.81%
	Peter H. Cheesbrough(3)	72,120	*
	Joseph A. Mancuso(3)	180,267	*
	Tony Hadzi(4)	74,535	*
	Terje Laugerud(5)	181,750	*
	Archibald J. McGill(6)	79,517	*
	James C. Spira(6)	59,501	*
	George A. Sissel(6)	67,389	*
	James C. Wetherbe(6)	79,827	*
	Paul A. Jacobs(6)	41,118	*
	Stephen S. Kurtz	2,362	*
	All directors and Named Executive Officers as a group (12 persons)(7)	9,128,379	15.06%
5% Beneficial Owner
	Bobby G. Stevenson(1) c/o CIBER, Inc., 5251 DTC Parkway, Suite 1400, Greenwood Village, CO 80111	5,925,586	9.86%
	Dimensional Fund Advisors LP(8) 1299 Ocean Avenue, Santa Monica, CA 90401	5,395,136	8.84%
	Barclays Global Investors, N.A.(9)
	Barclays Global Fund Advisors 45 Fremont Street, San Francisco, CA 94105
	Barclays Global Investors, LTD Murray House, 1 Royal Mint Court, London, EC3N 4HH	4,237,863	6.95%
	Pzena Investment Management, LLC(10) 120 West 45th Street, 20th Floor, New York, NY 10036	3,892,094	6.38%

*
less than 1%

(1)
Includes (i) options to purchase 23,000 shares of Common Stock, (ii) shares held by the Bobby G. Stevenson Revocable Trust (the "Trust"), of which Mr. Stevenson is the Settlor, Trustee and Beneficiary and (iii) 117,570 shares of Common Stock held in a 401(k) account. Excludes 150,000 shares of Common Stock held in the Irrevocable First Stevenson Charitable Remainder Unitrust, of which shares Mr. Stevenson disclaims beneficial ownership.

(2)
Includes options to purchase 1,940,000 shares of Common Stock owned by Mr. Slingerlend and options to purchase 30,000 shares of Common Stock owned by Slingerlend Associates LLP. Also includes 54,977 shares of Common Stock held in a 401(k) account.

(3)
Includes options to purchase 40,000 and 179,267 shares of Common Stock for Mr. Cheesbrough and Mr. Mancuso, respectively.

(4)
Includes options to purchase 67,500 shares of Common Stock and 808 shares of Common Stock held in a 401(k) account for Mr. Hadzi.

(5)
Includes options to purchase 181,750 shares of Common Stock for Mr. Laugerud.

(6)
Includes options to purchase 61,000, 44,000, 44,000, 30,000 and 30,000 shares of Common Stock for Messrs. McGill, Spira, Sissel, Wetherbe and Jacobs, respectively.

(7)
Includes options to purchase 2,670,517 shares of Common Stock.

(8)
On February 6, 2008, Dimensional Fund Advisors LP (formerly, Dimensional Fund Advisors, Inc.) ("Dimensional") filed information on Schedule 13G with the Commission reporting investments as set forth above. We have relied solely upon filings with the Commission to provide the information herein. In its role as investment advisor or manager, Dimensional possesses investment and/or voting power over our securities that are owned by certain investment companies, trusts and accounts (the "Funds"). Dimensional indicated that, as of December 31, 2007, it had sole voting power and sole dispositive power for all 5,395,136 of the shares. However, all securities reported in its Schedule 13G are owned by the Funds and Dimensional disclaims beneficial ownership of such securities.

(9)
Includes information concerning Barclays Global Investors, N.A. ("BGI, N.A.") Barclays Global Fund Advisors ("BGFA") and Barclays Global Investors, LTD ("BGI, LTD"). On February 5, 2008, BGI, N.A., BGFA and BGI, LTD filed information on Schedule 13G with the Commission reporting investments as set forth above. We have relied solely upon the filings with the Commission to provide the information herein. As of the date of the filing of the Schedule 13G, BGI, N.A. had sole voting power over 2,218,261 shares and sole dispositive power over 2,473,735 shares (4.05%). BGFA had sole voting power over 1,255,798 shares and sole dispositive power over 1,708,667 shares (2.80%). BGI, LTD had sole voting and dispositive power over 55,461 shares (.09%).

(10)
On February 8, 2008, Pzena Investment Management, LLC ("Pzena") filed information on Schedule 13G with the Commission reporting investments as set forth above. We have relied solely upon the filings with the Commission to provide the information herein. Pzena has sole voting power for 3,117,994 shares and sole dispositive power for all 3,892,094 shares.

COMPENSATION OF DIRECTORS

        Our Board annually reviews and establishes the compensation of our non-employee directors based on recommendations from our Compensation Committee in consultation with our CEO. In setting director compensation we review, among other things, director compensation surveys in publications for boards of directors and the publicly-available data of our competitive reference companies.

        The non-employee directors were paid in a combination of cash, options and shares of our Common Stock pursuant to a director compensation program modified February 21, 2007. Each director receives a $30,000 all cash annual retainer. In addition, under our 2004 Incentive Plan, each non-employee director receives a non-statutory option to purchase 20,000 shares of Common Stock upon election to the Board of Directors and an option to purchase 5,000 shares of Common Stock on each anniversary of election to the Board of Directors. The initial option grant vests in equal annual installments over two years and expires 10 years from the date of grant. The anniversary option grants vest fully after one year and expire 10 years from the date of grant. The 2004 Incentive Plan further provides that non-employee directors receive shares of our Common Stock valued at approximately $2,500 for each Board and Annual Meeting attended and valued at approximately $1,500 for each committee meeting attended with the number of shares determined by the closing price of our Common Stock on the day of each meeting. Additionally, the non-employee directors that serve as chairpersons of the Audit, Compensation and Nominating/Corporate Governance committees receive annual retainers of our Common Stock valued at approximately $15,000, $10,000 and $5,000, respectively. Compensation expense for grants of Common Stock to non-employee directors was $224,000 for 2007. Such expenses are included in our total recorded share-based compensation costs.

        We reimburse our directors for travel and lodging expenses incurred in connection with their attendance at directors' and Stockholders' meetings and at other Company-sponsored events. We also make long-term care insurance available to directors and/or their spouses, as well as to certain executive officers. Directors may participate at their option. The cost to us depends on the age of the director and/or spouse electing to participate but ranges from $3,497 to $5,138 per participating director per year. Except as set forth below for Mr. Stevenson, directors receive no perquisites other than the long-term care insurance, which did not reach the $10,000 disclosure threshold.

2007 Director Compensation

Name	Fees Earned or Paid in Cash ($)(1)		Stock Awards ($)(2)		Option Awards ($)(3)(4)	All Other Compensation ($)		Total ($)
Bobby G. Stevenson	15,000		24,976		15,062	28,578	(5)	83,616
Paul A. Jacobs	21,255		32,194		14,548	—		67,997
Archibald J. McGill	21,255		35,194		13,799	—		70,248
George A. Sissel	17,504	(6)	39,442	(6)	16,213	—		73,159
James C. Spira	26,255	(7)	29,710	(7)	13,880	—		69,845
James C. Wetherbe	21,255		24,713		14,548	—		60,516
Stephen S. Kurtz(8)	—		—		1,316	—		1,316
Peter H. Cheesbrough(9)	—		—		—	—		—

(1)
This column represents the portion of the annual cash retainer paid after the director compensation program was modified February 21, 2007, to provide for all cash annual retainers and stock awards as discussed more fully in the footnotes below, as well as that portion of committee chair retainer fees paid before the director compensation program was modified.

(2)
This column represents the dollar amount recognized for shares of our Common Stock granted to directors for all Board, Annual and Committee meeting fees and Board committee chairperson annual retainers for fiscal 2007. For meeting fees, the number of shares issued depends on the closing price of our Common Stock on the date of the meeting. Except as set forth in footnote (1) above, the number of shares issued for half of the retainer depends on the closing price of our Common Stock on the first trading day of the applicable fiscal year and, for the other half of the retainer, the number of shares issued depends on the closing price of our Common Stock on the first trading day in July of each fiscal year. For Board meeting fees, each director received 347 shares at $7.20 per share on February 21, 2007, 295 shares at $8.46 per share on May 3, 2007, 340 shares at $7.34 per share on August 7, 2007, 324 shares at $7.71 per share on October 30, 2007 and 394 shares at $6.33 per share on December 12, 2007. For Audit Committee meeting fees, each Committee member received 208 shares at $7.20 per share granted on February 21, 2007 for the February 9, 2007 meeting (except for Mr. Sissel who did not attend the February 9 meeting), 208 shares at $7.20 per share on February 21, 2007, 186 shares at $8.03 on April 20, 2007, 177 shares at $8.46 on May 3, 2007, 187 shares at $8.01 on July 20, 2007, 204 shares at $7.34 per share on

  August 7, 2007, 193 shares at $7.76 on October 22, 2007 and 194 shares at $7.71 on October 30, 2007. In addition, for Compensation Committee meeting fees, each Committee member received 208 shares at $7.20 per share granted on February 21, 2007 for the February 6, 2007 meeting, 177 shares at $8.46 per share on May 3, 2007, 193 shares at $7.75 per share on July 27, 2007 and 193 shares at $7.76 per share on October 22, 2007. Additionally, Nominating/Corporate Governance Committee members each received 198 shares at $7.55 on October 29, 2007.

(3)
The aggregate number of outstanding option awards for each director as of December 31, 2007, was as follows: Mr. Stevenson 28,000 options, Mr. Jacobs 30,000 options, Mr. McGill 66,000 options, Mr. Sissel 44,000 options, Mr. Spira 44,000 options, Dr. Wetherbe 30,000 options and Mr. Kurtz 20,000 options. The amounts presented in this column reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2007, in accordance with Statement of Financial Accounting Standards No.123(R) (excluding any impact of assumed forfeitures) for awards pursuant to the CIBER, Inc. 2004 Incentive Plan. Unless otherwise indicated, the amounts presented here are for option awards granted during fiscal year 2007 or 2006. Assumptions used in the calculation of expense for 2007 and 2006 option awards are included in Note 12 to the Consolidated Financial Statements in our 2007 Annual Report on Form 10-K. Our 2007 Annual Report on Form 10-K was filed with the Commission on March 6, 2008.

(4)
The grant date fair values of option awards granted during fiscal year 2007 were as follows: Mr. Stevenson $17,216, Mr. Jacobs $15,162, Mr. McGill $15,757, Mr. Sissel $17,605, Mr. Spira $14,342, Dr. Wetherbe $15,162 and Mr. Kurtz $50,718.

(5)
All Other Compensation for Mr. Stevenson includes country club dues and related expenses in the amount of $11,440, long-term care insurance in the amount of $5,138 and secretarial and administrative assistance in the amount of $12,000.

(6)
Includes a Common Stock retainer of 302 shares at $8.26 granted on July 2, 2007 (approximately $2,500 in value) and a $2,500 cash retainer for serving as Chair of the Nominating/Corporate Governance Committee.

(7)
Includes a Common Stock retainer of 605 shares at $8.26 granted on July 2, 2007 (approximately $5,000 in value) and a $5,000 cash retainer for serving as Chair of the Compensation Committee.

(8)
Mr. Kurtz did not attend any meetings during 2007 as he was not elected a Director and Chairman of the Audit Committee until December 12, 2007.

(9)
Mr. Cheesbrough was Chairman of the Audit Committee until his appointment as our Chief Financial Officer in October 2007. His 2007 director compensation is included with his 2007 compensation as Chief Financial Officer in the Summary Compensation Table on Page 31 of the Proxy Statement.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview of Compensation Program

        We compensate our senior leadership through a combination of programs designed to keep us competitive in an increasingly competitive marketplace for executive talent and to reward extraordinary performance and contribution to achievement of key strategic goals designed to enhance overall Stockholder value. Compensation programs for our CEO, CFO and other Named Executive Officers (collectively, "NEOs") are determined considering the revenue and profit, geographic scale and business model complexity for which an NEO has responsibility along with the position, responsibilities and performance of an individual NEO. In addition, we consider the publicly-available compensation information of the executive officers of our competitor companies and, while publicly-available information from competitive reference group companies is not used as a final determination of compensation level, we continue to use such information to confirm that our compensation levels are reasonable and will allow us to remain competitive in the employment market.

        Our compensation setting process consists of annually establishing individual base salaries, annual cash bonus and equity compensation targets. Bonus and equity compensation targets are tied to achievement of measurable corporate and business unit performance goals and objectives. We seek to maintain internal pay equity based on the premise that total compensation should be higher for individuals with greater responsibility and ability to impact the achievement of our strategic objectives. We also consider the deductibility of compensation for tax purposes under Section 162(m) of the Internal Revenue Code; however, we may approve a compensation plan that does not qualify for the deduction if we determine it is in our best interests to do so.

        Stock Ownership Guidelines.    We are also committed to encouraging stock ownership by our senior executive officers. Accordingly, our Compensation Committee has adopted a stock ownership policy that requires our senior executive officers to own 1,000 shares of our Common Stock and 100,000 stock options and our directors to own 5,000 shares of our Common Stock and 25,000 stock options. Our officers are expected to meet these guidelines within one year of employment and directors are expected to meet the guidelines within one year of election to the Board of Directors. Officers and directors are expected to hold stock options and Common Stock for at least six months after acquisition. Directors and senior executive officers are prohibited by our Insider Trading Policy from trading our Common Stock on margin or otherwise hedging their positions in our Common Stock.

        Compensation Consultants.    The Compensation Committee did not retain compensation consultants to advise it in setting compensation for fiscal 2007. However, in February 2007, the Compensation Committee retained the services of an independent third-party compensation consultant, HCC, Inc. of Denver, Colorado ("HCC"), to evaluate and make recommendations regarding the compensation of Mr. Slingerlend, our President and CEO, and to review the compensation program structure for other NEOs. The Committee instructed HCC to identify an appropriate competitive reference group, to analyze competitive compensation levels and practices within that group, to recommend methodologies for valuing long-term incentives and total direct compensation, to analyze competitive practices and to present the results and recommendations to the Committee. HCC identified a competitive reference group of companies similar in terms of industry (the companies selected provide business consulting and solutions, systems integration, managed services and applications development), geographic areas served, customer base and complexity. Their median last fiscal year revenue was $1.4 billion, with revenues ranging from $400 million to $3.4 billion. The companies included Acxiom Corporation, BearingPoint, Inc., CACI International, Inc., CGI Group, Inc., Cognizant Technology Solutions Corporation, Covansys Corporation, Keane, Inc., Man Tech International Corporation, MAXIMUS, Inc., MPS Group Inc., Perot Systems Corporation, Sapient

Corporation and SRA International, Inc.(1) HCC analyzed compensation levels, reviewed tax and accounting implications and considered the impact of equity dilution and overhang, as well as shareholder perspectives and sound governance principles. HCC met individually with members of our Board of Directors and the CEO to articulate our compensation philosophy and objectives and define the appropriate competitive reference group and the markets in which we compete. HCC's key findings were that Mr. Slingerlend's base compensation was reasonably competitive but that his total compensation (salary, bonus and option grant value) was below market levels. HCC's initial recommendations were reviewed by the Compensation Committee and our Board of Directors, adjusted based on their input, and Mr. Slingerlend's 2008 salary and cash bonus compensation were set accordingly. HCC is continuing to consult with the Compensation Committee during 2008 about a long-term incentive program for our senior leadership but is not providing any services other than those described herein.

(1)
Benchmark Data.    The Compensation Committee analyzes compensation data from a competitive reference group to help us confirm that we provide industry-competitive salaries and compensation. Although the Compensation Committee relies on other factors in setting compensation, competitive reference group data is an important factor and the Compensation Committee targets total compensation for the NEOs in median range for total compensation for the competitive reference group, with adjustments made for NEOs who may have responsibility levels or duties that differ from comparable positions at the reference companies. For fiscal 2007, the competitive reference group included Bearing Point, Inc., Perot Systems Corp., MPS Group Inc., Keane Inc. and MAXIMUS, Inc. These companies were selected by the Compensation Committee because they offered information technology services similar to ours for both domestic and foreign clients, in both the public and private sectors and both custom and ERP computer systems. These companies had revenues between $300 million and $3.4 billion and were all public companies that disclose executive compensation information.

Elements of Executive Compensation

        Our executive compensation is performance-driven and consists of the following components: base salary, annual cash bonus opportunities and equity compensation awards, which have historically been in the form of stock options although equity compensation may also include restricted stock units. The base salary and annual cash bonuses are provided for in each NEO's annually-renewable employment agreement. The design of our total cash compensation allocates approximately 60-65% to base salary and approximately 35-40% to compensation in the form of a cash bonus opportunity. The actual percentage mix with respect to each NEO is subject to the nature of the specific business for which each NEO is responsible and the judgment of the Compensation Committee in consultation with the CEO. We believe this mix is appropriate to provide each executive with a competitive base salary and sufficient "at-risk" compensation to drive performance against objectives.

        Other than considering internal pay equity, we have not adopted a policy with regard to the relationship of the compensation paid to our NEOs. Differences between the compensation of our NEOs generally reflect differences in the scope of authority and responsibility for the relevant positions held by the NEOs. In addition, the exercise of discretion and judgment by the Compensation Committee to account for unique, individual circumstances, changes in the market for executive talent or in our strategic goals and other factors impacts the mix of actual compensation and, as a result, establishing total compensation is not merely a formulaic process.

  Base Salary

        In determining base salaries, we consider the NEO's position and responsibilities, qualifications and experience, goals and responsibilities, competitive salaries at our reference group, past performance, prior year(s) compensation and internal pay equity. Base salaries are reviewed annually and adjusted from time to time, if necessary, to align them with changes in the factors noted above. The Compensation Committee sets the salary for Mr. Slingerlend, and reviews and approves the salaries for the other NEOs based on recommendations from Mr. Slingerlend and its own assessment of the factors listed above. The following table reflects the adjustments made to the base salaries of the NEOs for the 2008 fiscal year (beginning January 1, 2008) consistent with the philosophy and principles discussed above.

Name	Title	2007 Base Salary	2008 Base Salary
Mac J. Slingerlend	President & CEO	$600,000	$630,000
Peter H. Cheesbrough*	Executive VP & CFO	$351,000	$351,000
Joseph A. Mancuso	Senior VP—U.S. Commercial Operations (East)	$282,500	$300,000
Tony Hadzi	Senior VP—U.S. Commercial Operations (West)	$270,000	$300,000
Terje Laugerud**	President & CEO—CIBER Europe	$380,000	$450,000

*
Mr. Cheesbrough began employment October 31, 2007. His base salary is annualized for 2007.

**
Mr. Laugerud is paid in British Pounds Sterling ("GBP") at the rate of 2 GBP to 1 Dollar throughout this Proxy Statement.

  Annual Cash Bonus Compensation

        We have an annual cash bonus opportunity for achievement of specified performance objectives that have both qualitative and quantitative aspects. The Compensation Committee approves the annual cash bonus compensation for Mr. Slingerlend and the NEOs which includes the target cash bonus compensation, the minimum and maximum cash bonus amounts and the percentage of the total cash bonus award allocated to each bonus target. For 2008, the bonus targets for Mr. Slingerlend and Mr. Cheesbrough are based on total company revenue growth and company EBITA (Earnings Before Interest, Taxes and Amortization) growth. Mr. Cheesbrough's bonus targets also include, to a smaller extent, tax rate achieved and accounts receivable day's sales outstanding. Targets for the other NEOs are based primarily on business unit revenue and business unit EBITA and, to a lesser extent, accounts receivable day's sales outstanding. In addition, we have identified important attributes for our NEOs to demonstrate that include development of people, leadership, teamwork and dedication to our performance. The weighting of the various performance objectives may vary from year to year as necessary to focus senior leadership on what is most important in the upcoming year. Objectives and targets may be adjusted based on unforeseen circumstances, past difficulties and future challenges. Each fiscal year, the CEO proposes objectives and targets for each NEO for the coming fiscal year based on the annual business plans. Bonus targets are set that align with each objective. Bonus payments are calculated based on performance against the targets set for that fiscal year. This process has benefited us by contributing to the stability of our senior leadership team

  Fiscal 2007 Cash Bonus Compensation Awards

        The criteria for the 2007 cash bonus compensation awards of Mr. Slingerlend and Mr. Laugerud established by the Compensation Committee were: (1) a percentage award from 34-40% of total cash bonus compensation opportunity for the achievement of the company revenue growth and business unit revenue growth targets; (2) a percentage award from 36-48% of total cash bonus compensation opportunity for the achievement of company pre-tax income or business unit NOI (net operating income) growth targets and (3) a percentage award of 16-30% of total variable compensation opportunity for qualitative matters. The above criteria for 2007 cash bonus compensation awards also applied to Mr. Durham and Mr. Girard, who were our Chief Financial Officer and Chief Operating Officer, respectively, for a portion of 2007. In addition to the above targets, Mr. Durham had a target of up to 35% of his total cash bonus compensation opportunity for tax rate achieved and accounts receivable day's sales outstanding. No bonus payments for a particular target were made if less than the minimum target was achieved and the maximum target had to be achieved for a 100% payout on that target. Mr. Slingerlend and Mr. Durham also each had the opportunity to earn an additional $2,500 for each 1% the Company was over business plan for revenue and pre-tax income. Messrs. Girard and Laugerud also had the opportunity to earn an additional $5,000 and $1,850, respectively, for each 1/2% each exceeded business plan with respect to revenue and for each 1% each exceeded business plan with respect to NOI. Annual cash bonus compensation targets for Messrs. Mancuso and Hadzi were not included in the 2007 Proxy Statement since neither was an NEO at the time; however, each also had 2007 revenue and NOI targets for cash bonus compensation awards with a minimum achievement target of 90% of business unit plan for revenue and 75% of plan for NOI before a cash bonus would be payable. In addition, during 2007, Messrs. Mancuso and Hadzi were eligible to receive bonus payments in connection with a U.S. Commercial segment plan by which senior level managers could receive bonuses for newly secured outsourcing, application development or enterprise integration business of specified minimum dollar values.

        The following table reflects the principal 2007 targets for revenue and net operating income and payout percentages on those targets:

	Messrs. Slingerlend and Durham		Mr. Girard		Mr. Laugerud
2007 Target	Company Revenue	Company Pre-Tax Income	U.S. Revenue	U.S. NOI	Europe Revenue	Europe NOI
Payout at 100% of Plan (100%)	99.5%	92.3%	98.9%	99.2%	100.6%	100.6%
Minimum Payout (20%)	95%	78.8%	95.6%	84.5%	97.3%	76.9%

        The Compensation Committee made cash bonus compensation awards as set forth below to the NEOs for fiscal year 2007. These awards are also set forth in the Summary Compensation Table on page 31 under the heading "Non-Equity Incentive Plan Compensation" and under the "Bonus" column. The 2007 fiscal year performance of Messrs. Mancuso and Laugerud exceeded their targets; consequently, their cash bonuses were greater than 100%.

Name	2007 Target Incentive Award	2007 Actual Incentive Award	Actual Award as a % of Target
Mac J. Slingerlend	$360,000	$310,896	86%
Peter H. Cheesbrough	NA*	$75,000	100%
Joseph A. Mancuso	$150,000	$187,061	125%
Tony Hadzi	$150,000	$129,331	86%
Terje Laugerud	$200,000	$257,148	129%

*
Mr. Cheesbrough became an officer on October 31, 2007, and his incentive award payment was negotiated as part of his initial employment compensation package.

  Fiscal 2008 Annual Cash Bonus Compensation Award Targets

        The criteria for the 2008 cash bonus compensation awards and targets of all NEOs approved by the Compensation Committee include: (1) a percentage award from 33-40% of total variable compensation opportunity for the achievement of the company revenue growth or business unit revenue targets; (2) a percentage award from 35-45% of total variable compensation opportunity for the achievement of company EBITA or business unit EBITA targets and (3) a percentage award of 15-20% of total variable compensation opportunity for qualitative matters. In addition to the above targets, Mr. Cheesbrough has a target of up to 15% of his total variable compensation opportunity for tax rate achieved and accounts receivable day's sales outstanding. Messrs. Mancuso, Hadzi and Laugerud also have targets for achievement of day's sales outstanding goals. No bonus payments for a particular target will be made if less than the minimum threshold target is achieved and the maximum target must be achieved for a 100% payout on that target. Mr. Slingerlend and Mr. Cheesbrough also each have the opportunity to earn an additional $2,500 for each 1% the Company is over business plan for revenue and EBITA. The other NEOs also have the opportunity to earn an additional $5,000 for each $500,000 that revenue exceeds the business unit plan and $5,000 for each $250,000 EBITA exceeds the business unit plan.

        The following table reflects the principal 2008 business plan targets for revenue and EBITA and payout percentages on those targets for the NEOs. No NEO is guaranteed a bonus payment.

	Mr. Slingerlend and Mr. Cheesbrough		Mr. Mancuso and Mr. Hadzi		Mr. Laugerud
2008 Target	Company Revenue	Company EBITA	U.S. Revenue	U.S. EBITA	Europe Revenue	Europe EBITA
Payout at 100% of Plan (100%)	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Minimum Payout (25%)	96.1%	89.2%	95.2%	94.0%	95.0%	84.9%

        The total annual cash bonus compensation awards, assuming 100% of all applicable revenue, EBITA, tax rate, days sales outstanding and qualitative targets are achieved, are potentially as follows: Mr. Slingerlend $472,500, Mr. Cheesbrough $200,000, Mr. Mancuso $162,500, Mr. Hadzi $162,500 and Mr. Laugerud $225,000. These 2008 target bonuses vary slightly from the 2007 target bonuses based on competitive analysis and internal pay equity.

        We have no policy to recover payments if the relevant performance measures upon which they are based are restated or otherwise adjusted. We will review the need for such a policy as appropriate.

  Equity Incentive Program

        Historically, we have awarded NEOs non-qualified stock options as our form of equity compensation. We believe that stock option program has focused management on driving operating performance in a way that improves Stockholder value. Our 2004 Incentive Plan was approved by our Stockholders and incorporates, among others, the following features: (1) the term of the grant does not exceed 10 years; (2) the grant price is not less than the market price on the date of the grant and (3) re-pricing of options is prohibited unless approved by the Stockholders. Broad-based quarterly option awards vest 33% per year over three years beginning with the date of the grant and quarterly performance option awards vest 50% over two years beginning with the date of the grant. The Compensation Committee or the CEO, pursuant to authority delegated to him by the Compensation Committee, has the authority to award discretionary options and has exercised that authority from time to time, generally based on exceptional performance. The vesting of discretionary options is determined at the time of the award and generally ranges from two to four years. Vesting periods are generally long enough to encourage executive retention and the preservation of shareholder value. In determining the number of options to be granted to all eligible employees, we have established a guideline to grant no more than 1-2% of shares outstanding per year and to limit overall grants to avoid creating an overhang of more than 12% of shares outstanding. In making awards to individual NEOs and, subject to the application of the Compensation Committee's judgment, we take into account the individual's position, scope of responsibility, ability to affect profits and Stockholder value and the individual's past and present performance.

        We have reviewed our historical grants to our NEOs and are confident in the integrity of our stock option granting process. We do not grant options to NEOs during a trading "blackout period" under our Insider Trading Policy or when in the possession of material non-public information that we believe may affect stock price. Non-NEO options, which are generally formulaic and small in amount, are not intentionally timed around public announcements but may be granted whether or not quarterly earnings have been publicly released.

        We have several stock-based options programs that are annually approved by our Board of Directors. For 2007, the programs consisted of a pool of approximately 500,000 options to be used for formulaic, quarterly, broad-based option grants that are awarded based on the achievement of performance-based goals and objectives set by the business unit leaders for employees in their organizations and one-time option grants for new hires and exceptional employee contributions. Our NEOs do not participate in the pool for this broad-based program for either performance-based or discretionary option awards. Our NEOs, other than Mr. Slingerlend, were eligible for grants during 2007 pursuant to another Board-approved quarterly performance-based option grant program also based on performance-to-business plan targets. Based on the judgment of the Compensation Committee, the NEOs may also receive discretionary option awards for exceptional performance or other contributions or to replace expiring underwater options. Mr. Slingerlend's stock option award during 2007 was consistent with the recommendations of Mercer Human Resources Consulting which was engaged in February 2005 by the Compensation Committee to evaluate and make recommendations regarding the compensation of Mr. Slingerlend.

        In 2007 and consistent with the Mercer recommendations the Compensation Committee awarded Mr. Slingerlend 200,000 stock options. In 2007, Messrs. Durham, Girard, Mancuso, Hadzi and Laugerud had the opportunity to earn, respectively, 5,000, 7,500, 2,750, 2,750 and 5,000 stock options each quarter based upon achievement of 95% of their business plan revenue target and 85% of business plan NOI target. The Compensation Committee approved 2007 option awards for Mr. Durham, Mr. Girard, Mr. Mancuso, Mr. Hadzi and Mr. Laugerud in amounts of 10,000, 15,000, 11,000, 11,000 and 20,000, respectively. The options awarded were based on achievement of their goals during 2007 and represent all of the options that each could have been awarded in 2007.

        For 2008, our Board of Directors is evaluating a different approach to a long-term incentive program for our NEOs and other members of senior leadership. They are currently considering the use of restricted stock units in addition to options in making equity awards to improve the retentive value of awards and improve the efficiency of share utilization.

  Other Benefits

        Our health care insurance and other welfare and employee-benefit programs are the same for all eligible employees, including our NEOs. Our NEOs also receive various modest personal benefit perquisites that we believe are consistent with their positions, the need for appropriate entertainment forums for customers and their roles in the community. We expect to continue to provide these perquisites. The perquisites may include physicals, membership in social and country clubs, life insurance and sporting event tickets and are more fully discussed in the Summary Compensation Table. To provide competitive salary and benefits to Mr. Laugerud, as is customary in Europe, Mr. Laugerud's employment agreement provides for an annual automobile allowance of $26,481.

Post-Termination Compensation and Benefits

  Employment and Change in Control Agreements

        Pursuant to their employment and change in control agreements, our NEOs may receive payments upon termination of employment other than for cause, or in the event of a change in control of the Company. We believe that reasonable severance benefits and payments upon a change in control are necessary components of a competitive pay package. Payments are appropriate in both instances given the period of time that may be necessary for an executive officer to find comparable employment following a termination or change in control. In addition, payments upon a change in control are appropriate because they provide stability and continuity of business leadership in a period of transition following a change in control, thus benefiting our stockholders.

        The severance benefits payable under the employment agreements vary somewhat from executive to executive and are more fully set forth in the Termination and Change in Control Payments table and narrative discussion below. Each executive is bound by a covenant not to compete with us or to solicit our employees for up to 18 months following termination and each executive is subject to liquidated damages for breach of these covenants. These provisions are also part of the change in control agreements. Severance payments are not in addition to change in control payments.

        The provisions for payments under the change in control agreements supersede any similar provisions in our executives' employment agreements in the event of a change in control. The payments include a multiple of salary and target annual cash bonus compensation, medical, life and disability and long-term care insurance premiums for up to 36 months following termination and one year of outplacement services. Two separate criteria must be met before payments are made upon a change in control. First, a change in control must occur as defined in the agreement and second, the executive must be terminated or constructively terminated. Accelerated vesting of an executive's equity compensation is at the judgment and discretion of our Board of Directors as the administrator of our 2004 Incentive Plan. In addition, terminated executives are entitled to receive any payments for which they would otherwise have been eligible under our 401(k) Savings Plan and, for Mr. Slingerlend, under his Salary Continuation Retirement Plan described below. Change in control payments are discussed in more detail in the Termination and Change in Control Payments table and narrative below.

  Retirement Plan

        On March 30, 1995, our Board of Directors approved a Salary Continuation Retirement Plan (the "Retirement Plan") for Mr. Slingerlend under which we will make certain post-employment payments to him or his designated beneficiaries, except in the event of a termination for cause. Our Board of Directors believed such a plan was appropriate to recognize Mr. Slingerlend's efforts in our growth and success. The Compensation Committee approved recent changes to the Retirement Plan as a result of the Mercer recommendations and additional changes will be required by December 31, 2008, to comply with Section 409A of the Internal Revenue Code.

        The Retirement Plan provides that payments will be made at the rate of one year for each year that Mr. Slingerlend was an employee of the Company, not to exceed 20 years. Payment will begin after Mr. Slingerlend's termination of employment. Annual payment amounts will range from $137,500 at the present time to $200,000 per year, depending upon Mr. Slingerlend's age at the time of termination of employment. The Retirement Plan also provides that, should Mr. Slingerlend's employment terminate subsequent to a change in control of the Company, the payments will be $225,000 annually over a period not to exceed 20 years. Additional details are provided below in the Pension Benefits Table.

Summary Compensation Table Discussion

        Total actual cash bonus awards are reported in both the Bonus and Non-Equity Incentive Plan Compensation columns. The Bonus column includes that portion of the bonus award that is discretionary and the Non-Equity Incentive Plan Compensation column includes that portion of the award that is based on the targeted performance plan approved by the Compensation Committee at the beginning of the fiscal year.

        The Summary Compensation Table for the two most recent fiscal years is as follows:

Summary Compensation Table

Name and Principal Position	Year	Salary ($)		Bonus ($)		Stock Awards ($)(1)		Option Awards ($)(1)		Non-Equity Incentive Plan Compensation ($)		Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(2)		Total ($)
Mac J. Slingerlend President & CEO	2007 2006	599,327 565,000		49,000 105,000		N/A N/A		444,603 208,210		261,896 115,699		266,000 130,000	24,342 30,042	(3)	1,645,168 1,147,842
Peter H. Cheesbrough EVP & CFO	2007	80,056	(4)	100,000	(4)	$37,194	(4)	17,135		—		—	774		235,159
Joseph A. Mancuso SVP Commercial (East)	2007	285,142		—		N/A		26,761		187,061		—	4,584		503,548
Tony Hadzi SVP Commercial (West)	2007	263,038		—		N/A		35,142		129,331		—	3,552		431,063
Terje Laugerud President & CEO Europe	2007 2006	380,000 360,000	(5) (5)	40,000 20,000	(5) (5)	N/A N/A		51,716 75,305	(6) (6)	217,148 88,782	(5) (5)	— —	33,681 33,600	(5)(7) (5)	722,545 577,687
David G. Durham Former SVP &CFO(9)	2007 2006	244,615 330,000		21,333 45,000		N/A N/A		21,681 19,481	(8)	68,000 77,371		— —	3,421 21,094		359,050 492,946
David E. Girard Former EVP & COO(10)	2007 2006	326,750 416,000		171,749 40,000		N/A N/A		33,997 11,328		— 132,755		— —	291,425 3,690	(11)	823,921 603,773

(1)
The amounts presented in these columns reflect the dollar amount recognized for financial statement reporting purposes for the fiscal years ended December 31, 2007 and 2006, in accordance with Statement of Financial Accounting Standards No. 123(R) (excluding any impact of assumed forfeitures), for awards pursuant to the 2004 Incentive Plan. Unless otherwise indicated, the amounts presented here are for stock or option awards granted during fiscal years 2007 or 2006. Assumptions used in the calculation of expense for 2007 and 2006 option awards are included in Note 12 to the Consolidated Financial Statements in our 2007 Annual Report on Form 10-K, which was filed with the Commission on March 6, 2008. During fiscal year 2007, Mr. Durham forfeited 15,000 options and Mr. Girard forfeited 37,500 options upon their respective terminations of employment from the Company in 2007.

(2)
Consists of amounts contributed under our 401(k) Savings Plan, amounts we pay for life insurance benefits and, in certain circumstances that are separately identified, the value of perquisites and other personal benefits with an aggregate value of at least $10,000. Savings Plan contributions for the year ended December 31, 2007 were $3,000 each for all officers in the above table, except for Mr. Cheesbrough, whose Savings Plan contribution was $655 and Mr. Laugerud, who does not participate in the Savings Plan. Life insurance premiums paid for the year ended December 31, 2007, were: Mr. Slingerlend $5,255, Mr. Cheesbrough $119, Mr. Mancuso $1,584, Mr. Hadzi $552, Mr. Durham $421 and Mr. Girard $425.

(3)
In addition to the items noted in footnote 2 above, this amount includes total perquisites for Mr. Slingerlend of $16,087 for the year ended December 31, 2007. Perquisites for 2007 consisted of expenses for long-term care insurance ($11,511) and the portion of country club membership fees and related country club expenses pertaining to Mr. Slingerlend's personal use ($4,576).

(4)
Amounts included in the table above reflect both Mr. Cheesbrough's compensation as an executive officer of the Company and as a Director of the Company prior to being hired as Chief Financial Officer in October 2007. Amounts paid to Mr. Cheesbrough in 2007 related to his director responsibilities included: $28,756 in cash related to a cash retainer paid semi-annually ($21,256) and a semi-annual payment for serving as chairperson of the Audit Committee ($7,500) which are reflected in the "Salary" column and stock awards totaling $37,194 for attendance at Board, Annual and Committee meetings and a Common Stock award for serving as Chair of the Audit Committee. Additionally, Mr. Cheesbrough received a cash signing bonus when he became our Chief Financial Officer of $25,000 which is reflected in the "Bonus" column.

(5)
Amount is based on a conversion rate of 2 GBP to 1 Dollar.

(6)
$6,891 and $67,978 of these expenses recognized during fiscal years 2007 and 2006, respectively, relate to an option award granted during fiscal year 2003. The assumptions used in the calculation of expense for options granted in 2003 were as follows: expected term of 5.0 years, risk-free interest rate of 3.00%, volatility of 55% and a dividend yield of 0%.

(7)
Amounts include total perquisites for Mr. Laugerud of $33,600, consisting of expenses for pension plan contributions of $7,200 and an annual automobile allowance totaling $26,481.

(8)
$17,507 of this expense recognized during fiscal year 2006, relates to an option award granted during fiscal year 2002. The assumptions used in the calculation of expense for options granted in 2002 were as follows: expected term of 5.0 years, risk-free interest rate of 3.75%, volatility of 80% and a dividend yield of 0%.

(9)
Mr. Durham held the position listed until September 4, 2007.

(10)
Mr. Girard held the position listed until October 1, 2007.

(11)
In addition to the items noted in footnote 2 above, this amount includes $288,000 paid to Mr. Girard relating to his termination of employment from the Company in 2007.

Grants of Plan-Based Awards Table Discussion

        As discussed in the Compensation Discussion and Analysis section, option grants in 2007 to the CEO were, in part, based upon a study performed by Mercer in 2005 which concluded the "equity-based, longer-term" incentive compensation to the CEO was potentially considered as less than competitive reference group companies. The grants to NEOs, other than the CEO, are formula driven against performance targets built around the business plans of the respective NEO.

        If an NEO is awarded the maximum number of options under his performance plan, the options for fourth quarter performance will be awarded during the first quarter of the following year.

2007 Grants of Plan-Based Awards

Estimated Possible Payouts Under Equity Incentive Plan Awards
All Other Option Awards: Number of Securities Underlying Options (#)
			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards					Grant Date Fair Value of Stock and Option Awards ($)
Exercise or Base Price of Option Awards ($/Sh)
Name	Option Approval Date	Option Grant Date	Threshold(1) ($)	Maximum(2) ($)	Maximum(3) (#)
Mac J. Slingerlend	2/21/07 N/A	2/21/07 N/A	— 50,400	— 360,000	— —	200,000 —	7.20 —	605,620 N/A
Peter H. Cheesbrough	10/31/07	11/9/07	— 75,000	— 75,000	— —	50,000 —	7.06 —	141,415 N/A
Joseph A. Mancuso	2/23/06 2/21/07 2/21/07 7/27/07 2/21/07 N/A	1/3/07 4/2/07 7/2/07 7/27/07 10/1/07 N/A	— — — — — 60,000	— — — — — 150,000	— — — — — 11,000	2,250 2,750 2,750 3,000 2,750 —	6.72 7.94 8.26 7.75 7.95 —	6,359 8,981 9,469 6,667 8,758 N/A
Tony Hadzi	2/23/06 2/21/07 2/21/07 2/21/07 N/A	1/3/07 4/2/07 7/2/07 10/1/07 N/A	— — — — 60,000	— — — — 150,000	— — — — 11,000	3,750 2,750 2,750 2,750 —	6.72 7.94 8.26 7.95 —	10,598 8,981 9,469 8,758 N/A
Terje Laugerud	1/3/07 2/23/06 2/21/07 2/21/07 2/21/07 N/A	1/3/07 1/25/07 4/18/07 7/17/07 10/17/07 N/A	— — — — — 32,000	— — — — — 200,000	— — — — — 20,000	25,000 4,000 5,000 5,000 5,000 —	6.72 6.45 8.05 8.18 7.76 —	70,655 8,116 12,000 11,729 10,573 N/A
David G. Durham	2/21/07 2/21/07 N/A	4/18/07 7/17/07 N/A	— — 29,925	— — 190,000	— — 20,000	5,000 5,000 —	8.05 8.18 —	12,000 11,729 N/A
David E. Girard	2/23/06 2/21/07 2/21/07 N/A	1/25/07 4/18/07 7/17/07 N/A	— — — 63,250	— — — 356,250	— — — 30,000	7,500 7,500 7,500 —	6.45 8.05 8.18 —	15,217 18,000 17,593 N/A

(1)
The amounts shown in the Threshold column are based on the assumption that each NEO meets the minimum business plan target for each category within the Company's annual cash bonus compensation plan applicable to each respective executive.

(2)
In accordance with the Company's annual cash bonus compensation plan for NEOs, there is the possibility of receiving additional payouts in the event that business plan targets for revenue and NOI are exceeded. Payments could be increased for Mr. Slingerlend and Mr. Durham by $2,500 for each additional 1/2% of revenue above business plan revenue and for each additional 1% of NOI above business plan NOI. Payments could be increased for Mr. Mancuso and Mr. Hadzi by $360 and $840 for each additional 1% of revenue over business plan revenue and each additional 1% of NOI over business plan NOI. Payments for Mr. Laugerud could be increased by $1,000 and $10,000 (amounts are based on a conversion rate of 2 GBP to 1 dollar) for each additional 1/2% of revenue over business plan revenue and each additional 1% of NOI over business plan NOI, respectively. Payments for Mr. Girard could be increased by $5,000 for each additional 1/2% of revenue above business plan revenue and for each additional 1% of NOI above business plan NOI.

(3)
The attainment of these awards is determined on a quarterly basis after the prior quarter's results are known. Therefore, the grant of awards pertaining to the fourth quarter of 2007, if applicable, will be made during the first quarter of 2008.

Outstanding Equity Awards at Fiscal 2007 Year End

Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Mac J. Slingerlend	570,000 30,000 100,000 100,000 200,000 15,000 20,000 12,000 25,000 600,000 112,000 68,000	— — — — — — — — — — 88,000 132,000	(1) (2)	— — — — — — — — — — — —	4.63 6.15 10.18 5.02 5.45 6.00 8.78 8.92 9.40 7.18 5.86 7.20	1/9/11 10/30/11 1/22/12 7/29/12 12/20/12 5/29/13 6/9/14 11/4/14 12/20/14 3/30/15 2/23/16 2/21/17
Peter H. Cheesbrough	20,000 5,000 5,000 5,000 5,000 —	— — — — — 50,000	(3)	— — — — — —	5.25 8.50 8.74 5.98 7.11 7.06	11/18/12 11/18/13 11/18/14 11/18/15 11/20/16 11/9/17
Joseph A. Mancuso	25,000 2,000 30,000 24,333 — 18,934 24,750 15,000 8,000 7,500 3,500 2,250 2,250 5,000 3,000 500 500 1,750 1,500 — — — —	— 2,000 — — 3,000 — — — — — — — — — — 1,500 500 1,750 1,500 2,250 2,750 2,750 2,750	(4) (5) (6) (7) (8) (9) (10) (11) (12) (13)	— — — — — — — — — — — — — — — — — — — — — — —	4.38 6.59 8.78 6.51 7.75 5.02 5.45 6.00 8.44 8.78 8.92 7.17 8.00 6.50 6.16 6.60 6.45 6.58 6.61 6.72 7.94 8.26 7.95	12/11/10 6/30/11 12/13/11 5/6/12 7/1/12 7/29/12 12/20/12 5/29/13 12/10/13 6/9/14 11/4/14 4/1/15 7/1/15 11/2/15 11/4/15 1/4/16 4/3/16 7/3/16 10/2/16 1/3/17 4/2/17 7/2/17 10/1/17

Tony Hadzi	2,500 3,750 2,250 2,000 1,500 15,000 3,000 10,000 3,000 5,000 3,000 750 1,500 5,000 1,875 1,875 — — — —	— — — — — — — — — — — 2,250 1,500 3,000 1,875 1,875 3,750 2,750 2,750 2,750	(6) (7) (14) (8) (9) (10) (11) (12) (13)	— — — — — — — — — — — — — — — — — — — —	8.78 6.15 8.44 8.75 8.92 7.46 7.17 7.19 8.00 6.50 6.16 6.60 6.45 6.52 6.58 6.61 6.72 7.94 8.26 7.95	12/13/11 12/13/12 12/10/13 5/3/14 11/4/14 3/23/15 4/1/15 4/11/15 7/1/15 11/2/15 11/4/15 1/4/16 4/3/16 5/11/16 7/3/16 10/2/16 1/3/17 4/2/17 7/2/17 10/1/17
Terje Laugerud	2,500 2,500 2,000 — — — — 112,500 8,000 7,000 7,500 10,000 5,000 5,000 4,000 2,500 —	2,500 2,500 2,000 4,000 5,000 5,000 5,000 — — — — — — — — — 25,000	(15) (16) (17) (18) (19) (20) (21) (22)	— — — — — — — — — — — — — — — — —	6.82 6.55 7.21 6.45 8.05 8.18 7.76 4.80 6.00 8.44 8.75 7.52 8.92 7.82 6.50 6.16 6.72	4/19/11 7/19/11 10/19/11 1/25/12 4/18/12 7/17/12 10/17/12 2/6/13 5/29/13 12/10/13 5/3/14 10/1/14 11/4/14 5/6/15 11/2/15 11/4/15 1/3/17

(1)
Stock options vest initially at the rate of 8.5% monthly, with vesting dates of 3/23/06, 4/23/06, 5/23/06 and 6/23/06; as well as vest annually at the rate of 22%/year, with vesting dates of 2/23/07, 2/23/08 and 2/23/09.

(2)
Stock options vest 34% on 6/21/07, as well as annually at the rate of 22%/year, with vesting dates of 2/21/08, 2/21/09 and 2/21/10.

(3)
Stock options vest at the rate of 25%/year, with vesting dates of 11/9/08, 11/9/09, 11/9/10 and 11/9/11.

(4)
Stock options vest at the rate of 50%/year, with vesting dates of 6/30/07 and 6/30/08.

(5)
Stock options vest at the rate of 50%/year, with vesting dates of 7/1/08 and 7/1/09.

(6)
Stock options vest at the rate of 25%/year, with vesting dates of 1/4/07, 1/4/08, 1/4/09 and 1/4/10.

(7)
Stock options vest at the rate of 50%/year, with vesting dates of 4/3/07 and 4/3/08.

(8)
Stock options vest at the rate of 50%/year, with vesting dates of 7/3/07 and 7/3/08.

(9)
Stock options vest at the rate of 50%/year, with vesting dates of 10/2/07 and 10/2/08.

(10)
Stock options vest at the rate of 50%/year, with vesting dates of 1/3/08 and 1/3/09.

(11)
Stock options vest at the rate of 50%/year, with vesting dates of 4/2/08 and 4/2/09.

(12)
Stock options vest at the rate of 50%/year, with vesting dates of 7/2/08 and 7/2/09.

(13)
Stock options vest at the rate of 50%/year, with vesting dates of 10/1/08 and 10/1/09.

(14)
Stock options vest 25% on 11/11/06, and 37.5% on 11/11/07 and 11/11/08.

(15)
Stock options vest at the rate of 50%/year, with vesting dates of 4/19/07 and 4/19/08.

(16)
Stock options vest at the rate of 50%/year, with vesting dates of 7/19/07 and 7/19/08.

(17)
Stock options vest at the rate of 50%/year, with vesting dates of 10/19/07 and 10/19/08.

(18)
Stock options vest at the rate of 50%/year, with vesting dates of 1/25/08 and 1/25/09.

(19)
Stock options vest at the rate of 50%/year, with vesting dates of 4/18/08 and 4/18/09.

(20)
Stock options vest at the rate of 50%/year, with vesting dates of 7/17/08 and 7/17/09.

(21)
Stock options vest at the rate of 50%/year, with vesting dates of 10/17/08 and 10/17/09.

(22)
Stock options vest at the rate of 25%/year, with vesting dates of 1/3/08, 1/3/09, 1/3/10 and 1/3/11.

Option Exercises

        The following table summarizes information with respect to stock option awards exercised during fiscal year 2007 for certain NEOs named in the Summary Compensation Table. No other NEOs in the Summary Compensation Table exercised options during fiscal 2007.

2007 OPTION EXERCISES

	Option Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)
David G. Durham	112,500	$229,975
David E. Girard	3,750	$3,876

(1)
Value determined by subtracting the exercise price per share from the market value per share of our Common Stock on the date of exercise.

Pension Benefits

        Mr. Slingerlend is the only executive who has a pension benefit other than 401(k) benefits. Our 401(k) Savings Plan is generally available to all our U.S. employees on a non-discriminatory basis. The CEO's Salary Continuation Retirement Plan (the "Retirement Plan") was established in March 1995 because the Board wanted to recognize the CEO's efforts in our growth and success. The Retirement Plan, which was last amended in March 2006 and which must be revised by the end of this year to comply with Section 409A of the Internal Revenue Code, provides for benefit payments to be made for up to 20 years after Mr. Slingerlend's termination of employment with us, beginning with an annual payment of $137,500 if he retires at age 60 and increasing to $200,000 annually if he retires at age 65 or older. The Retirement Plan also provides that, if Mr. Slingerlend's employment terminates subsequent to a change in control of the Company, the payments will be $225,000, which is 150% of the amounts payable at ages 59, 60 and 61, payable annually for a period not to exceed 20 years. The net present value of the Retirement Plan is determined using a discount rate of 5% and assumes that Mr. Slingerlend retires from the Company at age 65 and receives benefits under the Retirement Plan for 20 years. The present value of the accumulated benefit under the Retirement Plan was fully accrued by us as of December 31, 2007. The Retirement Plan, however, is unfunded except in the case of change in control of the Company.

Pension Benefits Table

Name	Plan Name	Number of Years Credited Service (#)(1)	Present Value of Accumulated Benefit ($)(2)	Payments During Last Fiscal Year ($)(3)
Mac Slingerlend	Salary Continuation Retirement Plan	20	2,492,000	None

(1)
Annual payments to be made equal to the number of years of service, not to exceed 20 years. For purposes of this analysis, we assumed retirement at age 65 with 24 years of service resulting in 20 annual payments.

(2)
Although we assumed for this analysis that the executive retired at age 65 with 24 years of service, the net present value of the Retirement Plan as of December 31, 2007, is $1,420,000 and the executive's 2007 increase under the Plan was $266,000.

(3)
No payment will be made under the Retirement Plan until six months and one day after termination of employment.

Termination and Change in Control Payments

        The numbers in the tables below are hypothetical numbers based on an assumed December 31, 2007 termination or change in control date. The numbers may be higher or lower depending on actual dates of termination or change in control and depending on whether or not the Board of Directors accelerates the vesting of equity awards. All payments are in addition to what the executive would normally be paid to the date of termination such as accrued base salary and unpaid bonus amounts. No executive will receive payments in addition to accrued base salary and unpaid bonus amounts in the event of a voluntary termination (other than retirement) or a termination for cause.

Potential Payments upon Termination or Change in Control

									Insurance
					Short-Term Cash Incentive ($)
Name	Termination Scenario	Total ($)	Base Salary ($)				SERP ($)		($)		Health ($)		Long-Term Care ($)		Other ($)			280G Tax Gross Up ($)
Mac Slingerlend	Not for Cause Retirement Death(4) Disability(4) Change in Control	793,252 2,492,000 4,667,000 3,494,206 9,696,855	600,000 — 300,000 600,000 1,800,000	(6)	157,252 — 175,000 350,000 1,050,000	(1) (6)	— 2,492,000 2,492,000 2,492,000 3,738,000	(3) (3) (3) (3)	36,000 — — 36,000 30,375	(2) (2) (7)	— — 1,700,000 — —	(5)	— — — 16,206 34,533	(2) (2)		— — — — 20,000	(8)	— — — — 3,023,947
Peter Cheesbrough	Not for Cause Death Disability Change in Control	175,000 — — 586,668	175,000 — — 351,000	(9) (6)	— — — 200,000	(6)	— — — —		— — — 15,187	(7)	— — — —		— — — 10,481	(2)	$	— — — 10,000	(8)	— — — —
Joeseph Mancuso	Not for Cause Death Disability Change in Control	294,500 141,250 141,250 904,235	282,500 141,250 141,250 565,000	(13) (13) (13) (6)	— — — 300,000	(6)	— — — —		12,000 — — 10,632	(2) (7)	— — — —		— — — 18,603	(2)		— — — 10,000	(8)	— — — —
Tony Hadzi	Not for Cause Death Disability Change in Control	67,500 — — 440,632	67,500 — — 270,000	(13) (6)	— — — 150,000	(6)	— — — —		— — — 10,632	(7)	— — — —		— — — —			— — — 10,000	(8)	— — — —
Terje Laugerud	Not for Cause Death Disability Change in Control	284,999 925,000 — 959,443	284,999 — — 570,000	(10) (6)	— — — 300,000	(6)	— — — —		— — — —		— 925,000 — —	(12)	— — — —			— — — 79,443	(8)	— — — —

(1)
Pursuant to Mr. Slingerlend's employment agreement, this amount is calculated as an amount equal to 5% of the prior year's actual bonus ($262,087 for 2006) multiplied by the number of months of service in the year of termination (12 months assuming a 12/31/07 termination date).

(2)
For 36 months after termination, Mr. Slingerlend will receive medical insurance payments in cash, not to exceed $1,000 per month, and coverage of long-term care premiums. Mr. Mancuso is entitled to such benefits for 12 months, not to exceed $1,000 per month, in the event of a termination not for cause, and benefits for 36 months in the event of a change in control.

(3)
The maximum amount payable for retirement at the age of 65 is determined by multiplying a benefit amount of $200,000 by Mr. Slingerlend's tenure with us, not to exceed 20 years, using a discount rate of 5%. In the event of a change in control, the amount is 150% of the amount payable upon retirement.

(4)
50% of 2007 base salary and target bonus are paid in the event of Mr. Slingerlend's death and 100% of 2007 base salary and target bonus is paid in the event of disability.

(5)
Proceeds of life insurance policy payable to Mr. Slingerlend's designated beneficiary.

(6)
Pursuant to their change in control agreements, each executive is entitled to payments equal to a multiple of salary and target bonus (3 times for Mr. Slingerlend, 1 times for Mr. Cheesbrough during the first 12 months of his employment, 2 times for Mr. Mancuso, 1 times for Mr. Hadzi and 1.5 times for Mr. Laugerud).

(7)
This number assumes a 2007 COBRA benefit of $9,636 for Mr. Slingerlend, $13,776 for Mr. Cheesbrough, $9,636 for Mr. Mancuso and $9,636 for Mr. Hadzi, each with an annual assumed 5% increase for 2009 and 2010.

(8)
Represents assumed outplacement costs for each executive and continuation of Mr. Laugerud's automobile allowance for 36 months for a total of $79,443 at a conversion rate of 2 GBP to 1 Dollar.

(9)
Mr. Cheesbrough's employment agreement entitles him to a severance payment in the amount of 26 weeks of base salary if he is terminated within the initial 12 months of employment.

(10)
Mr. Laugerud is entitled to 9 months of his base salary as severance. His base salary for 2007 was $380,000 at a conversion rate of 2 GBP to 1 Dollar.

(11)
Mr. Laugerud's life insurance benefit is three times his annual salary, not to exceed $925,000.

(12)
Mr. Mancuso is entitled to 100% of his base salary in the event of a termination not for cause and 50% of his base salary in the event of disability or death. Mr. Hadzi is entitled to 3 months of his base salary in the event of a termination not for cause.

        Below is a description of the assumptions that were used in creating the tables. Unless otherwise noted, the descriptions below are applicable to all of the NEOs relating to payments upon termination or change in control.

Executive Covenants

        As a condition to the executives' entitlement to receive the base salary amounts referenced in the table above, the executive is prohibited from competing with us or soliciting or hiring our employees for a period of 18 months following termination of employment. The executive is subject to liquidated damage provisions in the event of a breach of any of these prohibitions. In addition, the executive is required to execute a waiver of claims against us.

Payments and Benefits in Connection with Change in Control

  Payments upon Termination

        The executive will be entitled to certain benefits as described in the tables above if the executive's employment is terminated by us other than for cause, by death or disability or terminated by the executive for good reason within the two year period immediately following a change in control. The executive's benefit under this provision is equal to a multiple of base salary, target annual cash bonus compensation and the value of any contributions or allocations made to any pension plan for the fiscal year.

        A change in control means: (i) a 5% increase in the beneficial ownership of our securities by a person who is the beneficial owner of our outstanding securities representing 15% or more of the combined voting power of our then outstanding securities, or a person who becomes the beneficial owner of our securities representing 33% or more of the combined voting power of our then outstanding securities; or (ii) any individuals who constitute the Board and any new director whose appointment by the Board or nomination for election by our Stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors in office cease for any reason to constitute a majority of the number of directors then serving; or (iii) a merger or consolidation in which we are not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary or effected to implement a recapitalization in which no person becomes the beneficial owner of 33% or more of the combined voting power of our then outstanding securities or (iv) approval of a plan of liquidation or dissolution by our Stockholders or the consummation of an agreement for the sale or disposition of all, or substantially all, of our assets other than a sale or disposition to an entity where at least 80% of the voting securities are owned by our Stockholders immediately prior to such sale.

  Involuntary Not for Cause Termination and Termination for Good Reason

        The executive will be entitled to certain benefits if we terminate the executive's employment for reasons other than cause or termination by the executive for good reason. A termination is for cause if it is for the willful and continued failure by the executive to substantially perform the executive's duties or the willful engaging by the executive in conduct which is demonstrably and materially injurious to us, considered as a whole, monetarily or otherwise. A termination by the executive for good reason means the (i) assignment to the executive of duties that are inconsistent with the executive's level of responsibility immediately before the change in control or any diminution in the nature of status of the executive's responsibilities or (ii) a reduction by us in the executive's annual base salary, annual incentive compensation opportunity or long-term incentive compensation opportunity or (ii) the relocation of the executive's principal place of employment more than 50 miles from the executive's principal place of employment immediately before the change in control.

  Post-Termination Benefits and Perquisites

        For a period of 36 months following a termination in connection with a change in control, we will provide the executive and the executive's dependents life, death, accident and health benefits and long-term care insurance substantially similar to that provided before termination reduced to the extent the same type of benefits are received or made available to the executive other than by us. We will also provide the executive with one year of outplacement services beginning with the executive's first use of such services. We assumed one year of outplacement services for the CEO would cost approximately $20,000 and the cost would be approximately $10,000 for other other NEOs.

  280G Tax Gross-up

        Upon a change in control of the Company, the executive may be subject to certain excise taxes pursuant to Section 280G of the Internal Revenue Code. We have agreed to reimburse the executive for all excise taxes that are imposed on the executive under Section 280G and any income and excise taxes that are payable by the executive as a result of any reimbursements for Section 280G excise taxes. The total 280G tax gross-up amount in the above table assumes that the executive is entitled to a full reimbursement by us of (i) any excise taxes that are imposed upon the executive as a result of the change in control, (ii) any income and excise taxes imposed upon the executive as a result of our reimbursement of the excise tax amount and (iii) any additional income and excise taxes that are imposed upon the executive as a result of our reimbursement of the executive for any excise or income taxes. The calculation of the 280G gross-up amount in the above table is based upon a 280G excise tax rate of 20%, a 35% federal income tax rate, a 1.45% Medicare tax rate and a 4.63% state income tax rate. For the purposes of the 280G calculation it is assumed that no amounts will be discounted as attributable to reasonable compensation. The payment of the 280G tax gross-up will be payable to the executive for any excise tax incurred regardless of whether the executive's employment is terminated. However, the amount of the 280G tax gross-up will change based upon whether the executive's employment with us is terminated because the amount of compensation subject to Section 280G will change.

Equity Treatment in Connection with Change in Control

        Pursuant to the provisions of our 1994 and 2004 Incentive Plans, vested options must be exercised within three months of the date of a voluntary termination or a termination other than for cause. In the event of retirement, vested options must be exercised within three months of the date of retirement if they are Incentive Stock Options and within 12 months of the date of retirement if they are Non-Statutory Stock Options. Unvested options are void for all purposes in the event of a for cause termination. The Board or a Board committee consisting of outside directors, as the Administrator of the Incentive Plans, may determine whether and to what extent to accelerate the vesting and dates of exercise of all or any portion of the options in the event of a termination for all other reasons or in the event of a change in control. Vesting of unvested options in the event of termination for all other reasons is at the discretion of the Board as Administrator of the applicable incentive plan. In the event of death, vested options may be exercised by those entitled to do so under the laws of distribution and descent within 12 months following the date of the executive's death.

        In the event of a change in control of the Company, the Board may, in its sole discretion, take any or all of the following actions: (a) accelerate the exercise dates of any outstanding options or make all such options fully vested and exercisable; (b) grant a cash bonus award to any option holder in an amount necessary to pay the option price of all or any portion of the options then held by such option holder; (c) pay cash to any or all option holders in exchange for the cancellation of their outstanding options in an amount equal to the difference between the option price of such options and the greater of the tender offer price for the underlying stock or the fair market value of the stock on the date of the cancellation of the options; (d) make any other adjustments or amendments to the outstanding options. The definition of a change in control in the Company's 2004 Incentive Plan varies somewhat from the definition in the change in control agreements. Under the 2004 Incentive Plan, a "change in control" occurs if: (a) any "person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act), other than Bobby G. Stevenson or a trustee or other fiduciary holding securities under an employee benefit plan of ours or under a trust, the grantor of which is Bobby G. Stevenson, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of more than 33 1/3% of our then outstanding voting stock; or (b) at any time during any period of three consecutive years (not including any period prior to the Effective Date), individuals who at the beginning of such period constitute the Board (and any new director whose election by the Board or whose nomination for election by our Stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority thereof; or (c) our Stockholders approve a merger or consolidation, other than a merger or consolidation which would result in our voting securities outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 80% of the combined voting power of our voting securities or such surviving entity outstanding immediately after such merger or consolidation, or the Stockholders approve a plan for our complete liquidation or an agreement for the sale or disposition of all or substantially all of our assets.

Other Post-Termination Benefits

        Benefits under any of our benefit plans in which an executive is a participant will be available to the executive (or executive's estate in the case of executive's death) to the full extent of the executive's rights under such plan.

Non-qualified Deferred Compensation

        We do not provide any nonqualified defined contribution or other deferred compensation plans.

PROPOSAL No. 2—AMEND THE CIBER, INC. 2004 INCENTIVE PLAN

TO APPROVE AN INCREASE IN THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE UNDER THE CIBER, INC. 2004 INCENTIVE PLAN BY 5,000,000 SHARES

        Background:    In 2004, the Stockholders approved the CIBER, Inc. 2004 Incentive Plan (the "2004 Incentive Plan") that provided for option and stock grants to employees and directors. A total of 5,000,000 shares of Common Stock have been authorized for issuance under the 2004 Incentive Plan. On February 27, 2008, the Board of Directors approved an amendment to increase the number of shares reserved for issuance under the 2004 Incentive Plan by an additional 5,000,000 shares, subject to approval by our Stockholders at the Meeting. The request to increase the number of shares authorized under the 2004 Incentive Plan is in response to depletion of the 2004 Incentive Plan's authorized shares caused by an increase in the number of employees eligible for awards.

        Description of Proposal No. 2:    Proposal No. 2, which has been recommended by the Board for your consideration, asks you to approve an increase in the number of shares authorized for issuance under the terms of the 2004 Incentive Plan by 5,000,000 shares. The current authorization is 5,000,000. If you cast your proxy FOR the proposal, you will authorize us to raise the maximum number of shares we may issue to officers, directors and employees to 10,000,000. If you cast your Proxy AGAINST the proposal, you will not authorize us to raise the maximum number of shares reserved for issuance under the 2004 Incentive Plan. If Proposal No. 2 does not receive the required FOR votes, we will no longer be able to offer the award incentive under the 2004 Incentive Plan to officers, directors and employees because the 2004 Incentive Plan will run out of authorized shares. The 2004 Incentive Plan is designed to provide added incentive for officers, directors and employees selected for participation (1) to continue long-term service, (2) to create a direct interest in our future success and (3) to enhance our ability to attract, retain and motivate officers and employees by providing them with an opportunity for investment in CIBER.

        The text of Proposal No. 2, as you will see it printed on your Proxy. is "To approve an increase in the number of shares authorized for issuance under the CIBER, Inc. 2004 Incentive Plan by 5,000,000 shares."

        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF AN INCREASE IN THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE UNDER THE CIBER, INC. 2004 INCENTIVE PLAN BY 5,000,000 SHARES.

TEXT OF PROPOSED AMENDMENT TO THE CIBER, INC. 2004 INCENTIVE PLAN

        Section 4.1 of the 2004 Incentive Plan shall be deleted in its entirety and replaced with the following:

            4.1    Number of Shares.    Subject to adjustment as provided in Section 4.3, 5,000,000 Shares were initially authorized for issuance under the Plan in accordance with the provisions of the Plan and subject to such restrictions or other provisions as the Administrator may from time to time deem necessary. As of the Effective Date of the amendment of the Plan, 5,000,000 additional Shares for a total of 10,000,000 Shares have been authorized for issuance under the Plan in accordance with the provisions of the Plan and subject to such restrictions or other provisions as the Administrator may from time to time deem necessary. Subject to adjustment as provided in Section 4.3, no Participant may be granted Awards in any twelve-month period with respect to more than 1,000,000 Shares. The Shares may be divided among the various Plan components as the Administrator shall determine, except that no more than 10,000,000 Shares as calculated pursuant to Section 4.2 shall be cumulatively available for the grant of Incentive Stock Options under the Plan. Shares which may be issued upon the exercise of Options shall be applied to reduce the maximum number of Shares remaining available for use under the Plan. The Company shall at all times during the term of the Plan and while any Options are outstanding retain as authorized and unissued Stock, or as treasury Stock, at least the number of Shares from time to time required under the provisions of the Plan, or otherwise assure itself of its ability to perform its obligations hereunder.

        The following is a summary description of the CIBER, Inc. 2004 Incentive Plan. The following summary is qualified in its entirety by reference to the CIBER, Inc. 2004 Incentive Plan, a copy of which is attached as Appendix A to the electronic copy of this Proxy Statement filed with the SEC and may be accessed from the SEC's homepage (www.sec.gov). In addition, a copy of the 2004 Incentive Plan may be obtained from our Corporate Secretary.

SUMMARY DESCRIPTION OF THE 2004 INCENTIVE PLAN

        Purpose.    The purpose of the 2004 Incentive Plan is to attract, motivate and retain employees and directors by issuing Common Stock based incentives, primarily stock options, to directors and to officers, employees and consultants who are selected for participation. By relating incentive compensation to increases in Stockholder value, it is hoped that these individuals will both continue in our service long-term and be motivated to experience a heightened interest and participate in the future success of our operations. The 2004 Incentive Plan is designed so that the interests of individuals selected to receive the award will be more closely aligned with those of our Stockholders.

        Participation.    Participants in the 2004 Incentive Plan shall be those eligible executive officers, directors, employees, part-time employees or consultants who, in the judgment of the Compensation Committee or its designees are performing, or during the term of their incentive arrangement, will perform important services in our management and operations and are expected to significantly contribute to long term corporate economic objectives. The 2004 Incentive Plan is administered by the Board or the Compensation Committee of the Board. Subject to the terms of the 2004 Incentive Plan, the Compensation Committee determines the persons to whom awards are granted, the type of award granted, the number of shares granted, the vesting schedule, the type of consideration to be paid to us upon exercise of options and the term of any option (which cannot exceed ten years). No single participant may be granted an award in excess of 1,000,000 shares in a twelve-month period. The Compensation Committee may delegate to officers the power to make these determinations, except with respect to grants to executive officers and directors. Under the 2004 Incentive Plan, the Compensation Committee may grant awards of stock options, restricted stock and performance awards or any combination thereof.

        Options.    Under the 2004 Incentive Plan, the Compensation Committee may grant both incentive stock options ("ISOs") intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), and options that are not qualified as incentive stock options ("NSOs"). ISOs may only be granted to persons who are our employees. ISOs and NSOs may not be granted under the 2004 Incentive Plan at an exercise price of less than the fair market value of the Common Stock on the date of grant and the term of these options cannot exceed ten years. The closing price per share of Common Stock on March 19, 2008 was $4.78. The exercise price of an ISO granted to a holder of more than 10% of the Common Stock must be at least 110% of the fair market value of the Common Stock on the date of grant, and the term of these options cannot exceed five years. No more than 10,000,000 shares are available for grant as ISOs. ISOs granted pursuant to the 2004 Incentive Plan may not be exercised more than three months after the option holder ceases to be our employee, except that in the event of the death, disability, or retirement of the option holder, the option may be exercised by the holder (or his estate), for a period of up to one year after the date of death, disability or retirement. No options under the 2004 Incentive Plan may be granted after April 27, 2014 and no repricing of the options may occur without Stockholder approval. The exercise price may be paid in cash, in shares of Common Stock (valued at fair market value at the date of exercise), by delivery of a notice of exercise, accompanied by instructions to a broker to deliver proceeds of sale of stock, or of a loan from the broker, sufficient to pay the exercise price, or by a combination of such means of payment, as may be determined by the Compensation Committee. We may guarantee a third- party loan, or make a loan, to a participant that is not an officer or director if all or part of the exercise price of such loan is secured by the stock underlying the option and the loan bears a market interest rate. The Compensation Committee is authorized to change vesting schedules and exercise periods in its discretion.

        Performance Awards.    Under the performance award component of the 2004 Incentive Plan, participants may be granted an award denominated in shares of Common Stock or in dollars. Achievement of the performance targets, or multiple performance targets, established by the Compensation Committee relating to corporate, group, unit or individual performance based upon standards set by the Compensation Committee shall entitle the participant to payment at the full amount specified with respect to the award, subject to adjustment at the discretion of the Compensation Committee in the event of performance exceeding the minimum performance target, but below the maximum performance target applicable to such award. Payment may be made in cash, Common Stock or any combination thereof, as determined by the Compensation Committee, and shall be adjusted in the event the participant ceases to be our employee before the end of a performance cycle by reason of death or disability. Payment shall be made in a lump sum as soon as administratively practicable following the end of the applicable performance cycle, but no later than two and a half months following the end of the later of: (a) the fiscal year of CIBER in which the applicable performance cycle ends or (b) the tax year of the participant in which the applicable performance cycle ends.

        Stock Awards.    Under the stock component of the 2004 Incentive Plan, the Compensation Committee may, in selected cases, grant to a plan participant a given number of shares of restricted stock or unrestricted stock. Restricted stock under the 2004 Incentive Plan is Common Stock restricted as to sale pending fulfillment of such vesting schedule and employment requirements as the Compensation Committee shall determine. Prior to the lifting of the restrictions, the participant will nevertheless be entitled to receive distributions in liquidation and dividends on, and to vote the shares of, the restricted stock. The 2004 Incentive Plan provides for forfeiture of restricted stock for breach of conditions of grant.

        162(m) Awards.    Generally we cannot deduct compensation paid to the NEOs in excess of $1,000,000. An exemption is available for "qualified performance based" compensation that satisfies the requirements of Section 162(m) of the Internal Revenue Code. The 2004 Incentive Plan permits the Compensation Committee to establish awards which qualify for the exemption. In order to qualify, an award must be based on the achievement of one or more objective performance goals selected by the Compensation Committee which shall be based on one or any combination of the following: specified levels of earnings per share from continuing operations, operating income, revenues, gross margin, return on operating assets, return on equity, economic value added, stock price appreciation, total Stockholder return (measured in terms of stock price appreciation and dividend growth), or cost control, of CIBER, an affiliate, or a division in which the participant is primarily employed. The Compensation Committee may not adjust such an award upwards, nor may it waive the achievement of goals except in the case of death or disability of the participant.

        Non-Employee Director Formula Awards.    The 2004 Incentive Plan also implements a formula stock plan for non-employee directors. Under the formula plan, each non-employee director will receive a non-statutory option to purchase 20,000 shares of Common Stock upon election to the board, and an option to purchase 5,000 shares of Common Stock on each anniversary of election to the board. Anniversary options will be exercisable one year from grant, and initial option grants will vest in equal annual increments over a two-year period. All options will have an exercise price equal to the fair market value at date of grant and will expire ten years from the date of grant.

        The 2004 Incentive Plan further provides for a grant of the number of shares for each Board and Committee meeting attended. The shares will be valued at fair market value on the date of the meeting.

        Adjustments.    The 2004 Incentive Plan provides that the total number of shares covered by such 2004 Incentive Plan, the number of shares covered by each award and the exercise price per share may be proportionately adjusted by the Compensation Committee in the event of a stock split, reverse stock split, stock dividend or similar capital adjustment effected without our receipt of consideration. Upon a merger or sale of substantially all of our assets, the Compensation Committee will determine the terms for exercise or modification of outstanding awards under the 2004 Incentive Plan in accordance with the requirements of Section 409A of the Internal Revenue Code. In addition, upon a change of control, the Compensation Committee is authorized to make adjustments in outstanding stock options and awards, including acceleration of exercise dates and vesting schedules, granting cash bonuses to option holders equal to the exercise price, making cash payments to holders equal to the difference between the fair market value and the exercise price of options, and elimination of restrictions on vesting of restricted stock or performance shares. Any such adjustments shall be made only in a manner that is permitted under Treasury Regulation Section 1.409A-1(b)(5)(v)(D).

        The following table sets forth information as of December 31, 2007, with respect to the Company's equity compensation plans:

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans(1)
	(a)	(b)	(c)
Equity compensation plans approved by security holders	8,354,483	$7.28	329,194
Equity compensation plans not approved by security holders(2)	126,805	$9.55	—

Total	8,481,288	$7.31	329,194

(1)
Excludes securities to be issued upon exercise of outstanding options and rights.

(2)
Represents shares issued under the SCB Employee Inducement Award Plan

        The Compensation Committee may amend or discontinue the 2004 Incentive Plan at any time, provided that no such amendment may become effective without approval of the Stockholders, if Stockholder approval is necessary to satisfy statutory or regulatory requirements or if the Compensation Committee, on advice of counsel, determines that Stockholder approval is otherwise necessary or desirable, in particular, if the amendment will increase our cost of the 2004 Incentive Plan. No amendment or discontinuance shall adversely affect the rights and obligations with respect to outstanding awards under the 2004 Incentive Plan without the consent of award holders.

Federal Income Tax Consequences of the Equity Incentive Plan

        The following is a general summary of the federal income tax consequences that may apply to recipients of options, stock, performance shares and performance units under the 2004 Incentive Plan. Because the application of the tax laws may vary according to individual circumstances, a participant should seek professional tax advice concerning the tax consequences to him or her of participation in the 2004 Incentive Plan including the potential application and effect of state, local and foreign tax laws and estate and gift tax considerations.

        Incentive Stock Options.    A participant who is granted an ISO recognizes no taxable income when the ISO is granted and generally recognizes no taxable income upon exercise of the ISO unless the alternative minimum tax applies (see below). A participant who exercises an ISO recognizes taxable gain or loss when he sells the shares purchased pursuant to the ISO. Any gain or loss recognized on the sale of shares acquired upon exercise of an ISO is taxed as capital gain or loss if the shares have been held for more than one year from the date the option was exercised and for more than two years after the option was granted. In this event, CIBER receives no deduction with respect to the ISO shares. If the participant disposes of the shares before the required holding periods have elapsed (a "disqualifying disposition"), the participant recognizes ordinary income on disposition of the shares, to the extent of the difference between the fair market value on the date of exercise and the option price. We generally receive a corresponding deduction in the year of the disqualifying disposition equal to the amount of ordinary income recognized by the optionee. Long-term capital gain is taxed at a more favorable rate than ordinary income, but the deduction of capital losses is subject to limitation.

        Effect of Alternative Minimum Tax.    Certain taxpayers who have significant tax preferences (and other items allowed favorable treatment for regular tax purposes) may be subject to the alternative minimum tax ("AMT"). The AMT is payable only if and to the extent that it exceeds the taxpayer's regular tax liability, and AMT paid generally may be credited against subsequent regular tax liability. For purposes of the AMT, an incentive stock option is treated as if it were a non-statutory option (see below). Thus, the difference between fair market value on the date of exercise and the option price is included in income for AMT purposes, and the taxpayer receives a basis equal to such fair market value for subsequent AMT purposes. However, regular tax treatment (see above) will apply for AMT purposes if a disqualifying disposition occurs in the same taxable year as the options are exercised.

        Non-Statutory Stock Options.    The tax treatment of NSOs differs significantly from the tax treatment of ISOs. Similar to an ISO, no taxable income is recognized when an NSO is granted. However, upon the exercise of an NSO, the difference between the fair market value of the shares on the date of exercise and the exercise price of the option is taxable as ordinary income to the recipient. In addition, subject to certain limitations attributable to payments of excess compensation, we are entitled to a compensation deduction for the amount of ordinary income recognized by the option holder.

        Stock, Restricted Stock and Performance Shares.    Grantees of unrestricted Stock Awards generally will recognize taxable income in an amount equal to the fair market value of the stock at the time of the grant. Grantees of Restricted Stock Awards and Performance Shares generally do not recognize income at the time of the grant of such Awards. However, when shares of Restricted Stock are no longer subject to a substantial risk of forfeiture or when Performance Shares are paid, grantees recognize ordinary income in an amount equal to the fair market value of the stock. Alternatively, the grantee of Restricted Stock may elect, under Section 83(b) of the Internal Revenue Code of 1986, as amended, to recognize income upon the grant of the stock and not at the time the restriction lapses, provided this election is properly made within 30 days after the grant. We are entitled to deduct an amount equal to the fair market value of the stock at the time the grantee recognizes income related to the grant.

        Withholding.    We may withhold any taxes required by any law or regulation of any governmental authority, whether federal, state or local, in connection with any stock option or other award under the 2004 Incentive Plan, including, but not limited to, withholding of any portion of any payment or withholding from other compensation payable to the participant, unless such person reimburses us for such amount minus any amount paid by the grantee.

        Implementation.    If the proposed amendment to the 2004 Incentive Plan is approved by the Stockholders, it will become effective immediately.

        Approval of the amendment to 2004 Incentive Plan will require the affirmative vote of a majority of the shares of our Common Stock represented in person or by Proxy at the Meeting and entitled to vote on the subject matter.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF AN INCREASE IN THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE UNDER THE CIBER, INC. 2004 INCENTIVE PLAN.

PROPOSAL No. 3—RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        Background:    The Audit Committee has selected the firm of Ernst & Young LLP ("E&Y") to act as our independent registered public accounting firm for the fiscal year ending December 31, 2008, and has further directed that management submit the selection of E&Y for ratification by the Stockholders at the Annual Meeting. E&Y audited our consolidated financial statements for the fiscal year ended December 31, 2007.

        Description of Proposal No. 3:    Proposal No. 3, which has been recommended by the Board for your consideration, asks you to ratify the selection of E&Y as our independent registered public accounting firm. Stockholder ratification of the selection of E&Y as our Independent Registered Public Accounting Firm is not required by our bylaws or otherwise. The Audit Committee believes that submitting the selection of E&Y to the Stockholders for ratification is advisable as a matter of good corporate practice. If the Stockholders fail to ratify the selection, the Audit Committee will consider whether or not to retain E&Y; however, the Audit Committee may select E&Y notwithstanding the failure of the Stockholders to ratify the selection. If the appointment of E&Y is ratified, the Audit Committee will continue to conduct an ongoing review of E&Y's scope of engagement, pricing and work quality, among other factors, and will retain the right to replace E&Y at any time.

        The text of Proposal No. 3, as you will see it printed on your Proxy, is "To ratify the appointment of Ernst & Young LLP as the Company's Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2008."

        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2008.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        Representatives of E&Y, the independent registered public accounting firm selected for the most recently completed fiscal year, are expected to attend the Annual Meeting. Representatives of E&Y will have an opportunity to make a statement if they desire to do so and will make themselves available to respond to appropriate questions.

        Fees.    Set forth below is a summary of the fees billed to us by E&Y for each of the last two fiscal years, for the categories described below:

        Audit Fees.    The aggregate fees billed in each of the last two fiscal years for professional services rendered by E&Y for audit of our annual financial statements included in our Form 10-K, review of our quarterly financial statements included in our Forms 10-Q, statutory audits required internationally, consents and accounting consultations and such other services that generally only our independent registered public accounting firm can provide.

        Audit-Related Fees.    The aggregate fees billed in each of the last two fiscal years for professional services rendered by E&Y for employee benefit plan audits, and certain attestation services not required by statute traditionally performed by independent registered public accounting firms.

        Tax Fees.    The aggregate fees billed in each of the last two fiscal years for professional services rendered by E&Y for tax compliance, tax advice and tax planning. The nature of the tax compliance services provided in this category includes preparation of tax returns and refund claims. Tax planning services include assistance with tax audits and appeals, advice with respect to mergers, acquisitions and dispositions or other technical advice.

        All Other Fees.    The aggregate fees incurred in each of the last two fiscal years for products and services provided by E&Y, other than the services reported above.

Year	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees	% Services Pre-Approved
2007	$1,183,465	$30,000	$45,344	$—	100%
2006	$1,271,385	$37,977	$206,495	$—	100%

        Independence of Our Registered Public Accounting Firm.    The Audit Committee has considered the issue of the independence of our registered public accounting firm and concluded that the provision of services by E&Y in 2007 is consistent with maintaining the registered public accounting firm's independence.

Audit Committee Pre-Approval Policy

        The Audit Committee has established pre-approval policies and procedures in compliance with 17 CFR 210.2-01(c)(7)(i) which include criteria for considering whether the provision of the services would be compatible with maintaining the independence of our registered public accounting firm and a process by which the Chairman of the Audit Committee may approve such audit and non-audit services with subsequent review of all pre-approved services by the full Audit Committee. The Audit Committee pre-approved all audit and non-audit services in 2007.

ANNUAL REPORT TO STOCKHOLDERS, MANAGEMENT'S DISCUSSION AND
ANALYSIS AND AUDITED FINANCIAL STATEMENTS

        Our 2007 Annual Report to Stockholders on Form 10-K is available to Stockholders on our website at www.ciber.com under "Investor Relations" or you may request a copy by writing to us at CIBER, Inc., 5251 DTC Parkway, Suite 1400, Greenwood Village, Colorado 80111, Attention: Investor Relations. The 2007 Annual Report to Stockholders should not be considered part of the soliciting material.

ELECTRONIC ACCESS TO SEC REPORTS ON THE COMPANY'S WEBSITE
And
ELECTRONIC DELIVERY OF 2009 PROXY STATEMENT

        Available Information.    Our Internet website is http://www.ciber.com and you may access free of charge, through the "Investor Relations" portion of our website, our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to such reports filed or furnished to the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act, as amended. Our website also provides current corporate governance documents such as the Audit, Compensation and Nominating/Corporate Governance Committee Charters, the Code of Business Conduct and Ethics and Equity Compensation Plans, as such documents may be adopted or amended from time to time by the Board of Directors or by Stockholders. These documents may be accessed through the "Corporate Governance" portion of our website.

        As required by Section 303A.12 of the Listed Company Manual of the NYSE, we have filed with the NYSE the CEO's annual certification regarding compliance with the NYSE's corporate governance listing standards. We have also filed the CEO and CFO certifications required by Section 302 of the Sarbanes Oxley Act with the Commission as exhibits to our Annual Report on Form 10-K filed March 6, 2008.

        Householding of Annual Meeting Materials.    We have adopted a procedure called "householding" that has been approved by the Commission. Under this procedure, a single copy of this Proxy Statement will be sent to any household at which two or more Stockholders share a single address. If any Stockholder at such an address wishes to receive a separate copy of this Proxy Statement, he or she may contact us at CIBER, Inc., 5251 DTC Parkway, Suite 1400, Greenwood Village, Colorado 80111, Attn: Investor Relations, or by calling 303-220-0100 and asking to speak with Ms. Jennifer Matuschek, Vice President-Investor Relations and we will deliver this Proxy Statement to such Stockholder promptly upon receiving the request. If you are receiving multiple copies of our Proxy Statement, you may request householding in the future by writing or calling us as noted above.

        Request email delivery of your 2009 Proxy Materials.    You can enjoy the benefits and convenience of electronic delivery of the Proxy Statement and online Proxy voting and more. To learn about the service and to enroll for online delivery, please log on to www.ciber.com and select "Investor Relations," which will take you to CIBER's Investor Relations web page. Click on "electronic delivery enrollment" to read a description of the service and find a direct link to the enrollment page.

By order of the Board of Directors,

Bobby G. Stevenson
 Chairman of the Board
Greenwood Village, Colorado
March 28, 2008

APPENDIX A

CIBER, INC.
2004 INCENTIVE PLAN
(Amended Effective as of April 29, 2008)

SECTION 1
INTRODUCTION

        1.1    Establishment.    CIBER, Inc. hereby amends the CIBER, Inc. 2004 Incentive Plan (the "Plan") for certain officers, employees, consultants, and directors of the Company.

        1.2    Purposes.    The purposes of the Plan are to provide the officers, employees, consultants, and directors of the Company selected for participation in the Plan with added incentives to continue in the long-term service of the Company and to create in such persons a more direct interest in the future success of the operations of the Company by relating incentive compensation to increases in stockholder value, so that the income of such persons is more closely aligned with the income of the Company's stockholders. The Plan is also designed to enhance the ability of the Company to attract, retain and motivate officers, employees, consultants, and directors by providing an opportunity for investment in the Company.

SECTION 2
DEFINITIONS

        2.1    Definitions.    The following terms shall have the meanings set forth below:

          (a)    "Administrator"    means (i) the Board, or (ii) one or more committees of the Board to whom the Board has delegated all or part of its authority under this Plan. Any committee under clause (ii) hereof which makes grants to "officers" of the Company (as that term is defined in Rule 16a-1(f) promulgated under the Exchange Act) shall be composed of not less than the minimum number of persons from time to time required by Rule 16b-3, each of whom, to the extent necessary to comply with Rule 16b-3 only, shall be a Nonemployee Director. Further, if the Administrator consists of less than the entire Board, then to the extent necessary for any Award to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Internal Revenue Code, each member of the Administrator will be an Outside Director. For purposes of the preceding provisions, if one or more members of the Administrator is not a Nonemployee or not an Outside Director, but recuses himself or herself or abstains from voting with respect to a particular action taken by the Administrator, then the Administrator, with respect to the action, will be deemed to consist only of the members of the Administrator who have not recused themselves or abstained from voting.

          (b)    "Affiliated Corporation"    means (i) any corporation or other entity (including but not limited to a partnership) that directly, or through one or more intermediaries controls, is controlled by, or is under common control with, CIBER, Inc., or (ii) any entity in which the Company has a significant equity interest, as determined by the Administrator.

          (c)    "Award"    means a grant made under this Plan in the form of Stock, Options, Restricted Stock, Performance Shares, or Performance Units.

          (d)    "Board"    means the board of directors of the Company.

          (e)    "Company"    means CIBER, Inc., a Delaware corporation, together with its Affiliated Corporations except where the context otherwise requires.

          (f)    "Consultant"    means any person, including an advisor, engaged by the Company to render consulting or advisory services and who is compensated for such services and such person is eligible to receive shares registered on Form S-8 under the Securities Act. Mere service as a Director or payment of a director's fee by the Company or an Affiliated Corporation shall not be sufficient to constitute "consulting or advisory services" rendered to the Company or an Affiliated Corporation.

          (g)    "Director"    means a member of the Board.

          (h)    "Effective Date"    means April 29, 2008. The original"Effective Date" of the Plan was April 27, 2004.

          (i)    "Employee"    means any person who is a full or part-time employee (including, without limitation, an officer or director who is also an employee) of the Company or any Affiliated Corporation or any division thereof. The term also includes future employees who have received a formal offer of employment.

          (j)    "Exchange Act"    shall mean the Securities Exchange Act of 1934, as amended.

          (k)    "Executive Officer"    shall mean an officer as defined in Exchange Act Rule 16a-1(f) and any person deemed to be an "executive officer" within the scope of Section 13(k) of the Exchange Act.

          (l)    "Fair Market Value"    means, as of any date, the value of the Stock determined as follows:

              (i)  If the Stock is listed on any established stock exchange or a national market system, its Fair Market Value shall be the closing sales price for such Stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

             (ii)  If the Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share shall be the mean between the high bid and low asked prices for the Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

            (iii)  In the absence of an established market for the Stock, the Fair Market Value shall be determined by the Administrator in accordance with Section 409A of the Internal Revenue Code.

          (m)    "Incentive Stock Option"    means any Option designated as such and granted in accordance with the requirements of Section 422 of the Internal Revenue Code.

          (n)    "Internal Revenue Code"    means the Internal Revenue Code of 1986, as it may be amended from time to time, and the rules and regulations promulgated thereunder.

          (o)    "Nonemployee Director"    means a Director who is a "nonemployee director" within the meaning of Rule 16b-3 promulgated under the Exchange Act.

          (p)    "Non-Statutory Option"    means any Option other than an Incentive Stock Option.

          (q)    "Option"    means a right to purchase Stock at a stated price for a specified period of time.

          (r)    "Option Price"    means the price at which shares of Stock subject to an Option may be purchased, determined in accordance with Section 7.2(b).

          (s)    "Outside Director"    means a Director who is an "outside director" within the meaning of Internal Revenue Code Section 162(m).

          (t)    "Participant"    means an Employee or Director of, or Consultant to, the Company designated by the Administrator from time to time during the term of the Plan to receive one or more Awards under the Plan.

          (u)    "Performance Cycle"    means the period of time as specified by the Administrator over which Performance Share or Performance Units are to be earned.

          (v)    "Performance Shares"    means an Award made pursuant to Section 9 which entitles a Participant to receive Shares, their cash equivalent or a combination thereof based on the achievement of performance targets during a Performance Cycle.

          (w)    "Performance Units"    means an Award made pursuant to Section 9 which entitles a Participant to receive cash, Stock or a combination thereof based on the achievement of performance targets during a Performance Cycle.

          (x)    "Plan Year"    means each 12-month period beginning January 1 and ending the following December 31, except that for the first year of the Plan it shall begin on the Effective Date and extend to December 31 of that year.

          (y)    "Restricted Stock"    means Stock granted under Section 8 that is subject to restrictions imposed pursuant to such Section.

          (z)    "Service Provider"    means an Employee or Director of, or Consultant to, the Company or an Affiliated Corporation.

          (aa)    "Share"    means a share of Stock.

          (bb)    "Stock"    means the common stock, $.01 par value, of the Company.

          (cc)    "Stock Option Agreement"    means a written document delivered by the Company to the recipient of an Option specifying the terms of such Option. Such document must specify, at a minimum, the number of Shares subject to the Option, the exercise price, any vesting schedule, and any terms which vary from the default provisions provided in the Plan. Such document need not be signed by the Option recipient.

        2.2    Gender and Number.    Except when otherwise indicated by the context, the masculine gender shall also include the feminine gender, and the definition of any term herein in the singular shall also include the plural.

SECTION 3
PLAN ADMINISTRATION

        3.1    Authority of Administrator.    The Plan shall be administered by the Administrator. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Administrator by the Plan, the Administrator shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to eligible Participants; (iii) determine the number of Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances to accelerate the exercisability of any Award or the end of a Performance Cycle or the termination of the restriction period for any Restricted Stock Award; (vii) correct any defect, supply any omission, reconcile any inconsistency and otherwise interpret and administer the Plan and any instrument or agreement relating to the Plan or any Award hereunder; (viii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (ix) make any other determination and take any other action that the Administrator deems necessary or desirable for the administration of the Plan. To the extent necessary or appropriate, the Administrator may adopt sub-plans consistent with the Plan to conform to applicable state or foreign securities or tax laws.

        3.2    Determinations Under the Plan.    Unless otherwise expressly provided in the Plan all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Administrator, may be made at any time and shall be final, conclusive, and binding upon all persons, including the Company, any Affiliated Corporation, any Participant, any holder or beneficiary of any Award, and any stockholder. No member of the Administrator shall be liable, in the absence of bad faith, for any act or omission with respect to his or her services as an Administrator. Service on a committee acting as the Administrator shall constitute service as a director of the Company entitling members to any indemnification of liability benefits applicable to directors with respect to their services as Administrator.

        3.3    Delegation of Certain Responsibilities.    The Administrator may, in its sole discretion, delegate to appropriate officers of the Company the administration of the Plan under this Section 3; provided, however, that no such delegation by the Administrator shall be made (i) if such delegation would not be permitted under applicable law or (ii) with respect to the administration of the Plan as it affects Executive Officers or Directors of the Company, and provided further that the Administrator may not delegate its authority to correct errors, omissions or inconsistencies in the Plan. Subject to the above limitations, the Administrator may delegate to the Chief Executive Officer of the Company its authority under this Section 3 to grant Awards to employees who are not Executive Officers or Directors of the Company. All authority delegated by the Administrator under this Section 3.3 shall be exercised in accordance with the provisions of the Plan and any guidelines for, conditions on, or limitations to the exercise of such authority that may from time to time be established by the Administrator.

SECTION 4
STOCK SUBJECT TO THE PLAN

        4.1    Number of Shares.    Subject to adjustment as provided in Section 4.3, 5,000,000 Shares were initially authorized for issuance under the Plan in accordance with the provisions of the Plan and subject to such restrictions or other provisions as the Administrator may from time to time deem necessary. As of the Effective Date of the amendment of the Plan, 5,000,000 additional Shares for a total of 10,000,000 Shares have been authorized for issuance under the Plan in accordance with the provisions of the Plan and subject to such restrictions or other provisions as the Administrator may from time to time deem necessary. Subject to adjustment as provided in Section 4.3, no Participant may be granted Awards in any twelve-month period with respect to more than 1,000,000 Shares. The Shares may be divided among the various Plan components as the Administrator shall determine, except that no more than 10,000,000 Shares as calculated pursuant to Section 4.2 shall be cumulatively available for the grant of Incentive Stock Options under the Plan. Shares which may be issued upon the exercise of Options shall be applied to reduce the maximum number of Shares remaining available for use under the Plan. The Company shall at all times during the term of the Plan and while any Options are outstanding retain as authorized and unissued Stock, or as treasury Stock, at least the number of Shares from time to time required under the provisions of the Plan, or otherwise assure itself of its ability to perform its obligations hereunder.

        4.2    Unused and Forfeited Stock.    Any Shares that are subject to an Award under this Plan which are not used because the terms and conditions of the Award are not met, including any Shares that are subject to an Option which expires or is terminated for any reason, any Shares which are used for full or partial payment of the purchase price of Shares with respect to which an Option is exercised and any Shares retained by the Company pursuant to Section 16.2 shall automatically become available for use under the Plan. Notwithstanding the foregoing, any Shares used for full or partial payment of the purchase price of the Shares with respect to which an Option is exercised and any Shares retained by the Company pursuant to Section 16.2 that were originally Incentive Stock Option Shares shall still be considered as having been granted for purposes of determining whether the Share limitation provided for in Section 4.1 has been reached for purposes of Incentive Stock Option grants.

        4.3    Adjustments for Stock Split, Stock Dividend, etc.    If the Company shall at any time increase or decrease the number of its outstanding Shares of Stock or change in any way the rights and privileges of such Shares by means of the payment of a stock dividend or any other distribution upon such Shares payable in Stock, or through a stock split, subdivision, consolidation, combination, reclassification or recapitalization involving the Stock, then in relation to the Stock that is affected by one or more of the above events, the numbers, rights and privileges of (i) the shares of Stock as to which Awards may be granted under the Plan, and (ii) the Shares of Stock then included in each outstanding Option, Performance Share or Performance Unit granted hereunder, shall be increased, decreased or changed in like manner as if they had been issued and outstanding, fully paid and nonassessable at the time of such occurrence.

        4.4    Dividend Payable in Stock of Another Corporation, etc.    Except as set forth in Section 4.5 below, if the Company shall at any time pay or make any dividend or other distribution upon the Stock payable in securities of another corporation or other property (except money or Stock), a proportionate part of such securities or other property shall be set aside and delivered to any Participant then holding an Award for the particular type of Stock for which the dividend or other distribution was made, upon exercise thereof in the case of Options, and the vesting thereof in the case of other Awards. Prior to the time that any such securities or other property are delivered to a Participant in accordance with the foregoing, the Company shall be the owner of such securities or other property and shall have the right to vote the securities, receive any dividends payable on such securities, and in all other respects shall be treated as the owner. If securities or other property which have been set aside by the Company in accordance with this Section are not delivered to a Participant because an Award is not exercised or otherwise vested, then such securities or other property shall remain the property of the Company and shall be dealt with by the Company as it shall determine in its sole discretion.

        4.5    Spin-offs.    If the Company shall at any time pay or make any dividend or other distribution upon the Stock in the nature of a spin-off, for example a dividend payable in securities of an Affiliated Corporation, the Administrator shall in its discretion determine what changes are equitably required to outstanding Awards to effect the spin-off, including but not limited to treating Awards of Employees remaining with the Company differently from Awards to Employees of the newly spun-off entity, substituting Awards for Company Stock for Awards of stock in the spun-off entity, and allowing either the Company, the spun-off entity or both to hold the securities or property set aside for Award participants; provided however, that the Administrator shall adjust outstanding Awards only in a manner permitted under Treas. Reg. Section 1.409A-1(b)(5)(v)(D).

        4.6    Other Changes in Stock.    In the event there shall be any change, other than as specified in Sections 4.3, 4.4 and 4.5, in the number or kind of outstanding shares of Stock or of any stock or other securities into which the Stock shall be changed or for which it shall have been exchanged, and if the Administrator shall in its discretion determine that such change equitably requires an adjustment in the number or kind of Shares subject to outstanding Awards or which have been reserved for issuance pursuant to the Plan but are not then subject to an Award, then such adjustments shall be made by the Administrator and shall be effective for all purposes of the Plan and on each outstanding Award that involves the particular type of stock for which a change was effected; provided however, that the Administrator shall adjust outstanding Awards only in a manner permitted under Treas. Reg. Section 1.409A-1(b)(5)(v)(D).

        4.7    General Adjustment Rules.    If any adjustment or substitution provided for in this Section 4 shall result in the creation of a fractional Share under any Award, the number of Shares under the Award shall be rounded down to the next whole number.

        4.8    Determination by Administrator.    Adjustments under this Section 4 shall be made by the Administrator, whose determinations with regard thereto shall be final and binding upon all persons.

SECTION 5
REORGANIZATION OR LIQUIDATION

        In the event that the Company is merged or consolidated with another corporation (other than a merger or consolidation in which the Company is the continuing corporation and which does not result in any reclassification or change of outstanding Shares), or if all or substantially all of the assets or more than 50% of the outstanding voting stock of the Company is acquired by any other corporation, business entity or person (other than a sale or conveyance in which the Company continues as a holding company of an entity or entities that conduct the business or businesses formerly conducted by the Company), or in case of a reorganization (other than a reorganization under the United States Bankruptcy Code) or liquidation of the Company, and if the provisions of Section 11 do not apply, the Administrator, or the board of directors of any corporation assuming the obligations of the Company, shall, have the power and discretion to prescribe the terms and conditions for the exercise, or modification, of any outstanding Awards granted hereunder in any manner permitted under Code Section 409A and Treas. Reg. Section 1.409A-1(b)(5)(v)(D). By way of illustration, and not by way of limitation, the Administrator may provide for the complete or partial acceleration of the dates of exercise of the Options, or may provide that such Options will be exchanged or converted into options to acquire securities of the surviving or acquiring corporation, or may provide for a payment or distribution in respect of outstanding Options (or the portion thereof that is currently exercisable) in cancellation thereof. The Administrator may remove restrictions on Restricted Stock and may modify the performance requirements for any other Awards in any manner that does not constitute a violation of Code Section 409A. The Administrator may provide that Stock or other Awards granted hereunder must be exercised in connection with the closing of such transaction, and that if not so exercised such Awards will expire. Any such determinations by the Administrator may be made generally with respect to all Participants, or may be made on a case-by-case basis with respect to particular Participants. The provisions of this Section 5 shall not apply to any transaction undertaken for the purpose of reincorporating the Company under the laws of another jurisdiction, if such transaction does not materially affect the beneficial ownership of the Company's capital stock.

SECTION 6
PARTICIPATION

        Participants in the Plan shall be those Employees, Directors, or Consultants who, in the judgment of the Administrator, are performing, or during the term of their incentive arrangement will perform, important services in the management, operation and development of the Company, and significantly contribute, or are expected to significantly contribute, to the achievement of long-term corporate economic objectives. Participants may be granted from time to time one or more Awards; provided, however, that the grant of each such Award shall be separately approved by the Administrator, receipt of one such Award shall not result in automatic receipt of any other Award, and written notice shall be given to such person, specifying the terms, conditions, rights and duties related thereto; and further provided that Incentive Stock Options shall not be granted to (i) Consultants, (ii) part-time employees, (iii) Nonemployee Directors, or (iv) Employees of any partnership or other entity which is included within the definition of an Affiliated Corporation but whose employees are not permitted to receive Incentive Stock Options under the Internal Revenue Code. Each Participant shall enter into an agreement with the Company, in such form as the Administrator shall determine and which is consistent with the provisions of the Plan, specifying such terms, conditions, rights and duties. Awards shall be deemed to be granted as of the date specified in the grant resolution of the Administrator, which date shall be the date of any related agreement with the Participant. In the event of any inconsistency between the provisions of the Plan and any such agreement entered into hereunder, the provisions of the Plan shall govern.

SECTION 7
STOCK OPTIONS TO EMPLOYEES AND CONSULTANTS

        7.1    Grant of Options to Employees and Consultants.    Coincident with or following designation for participation in the Plan, a Participant (other than a Nonemployee Director) may be granted one or more Options. The Administrator in its sole discretion shall designate whether an Option is to be considered an Incentive Stock Option or a Non-Statutory Option. The Administrator may grant both an Incentive Stock Option and a Non-Statutory Option to the same Participant at the same time or at different times. Incentive Stock Options and Non-Statutory Options, whether granted at the same or different times, shall be deemed to have been awarded in separate grants, shall be clearly identified, and in no event shall the exercise of one Option affect the right to exercise any other Option or affect the number of Shares for which any other Option may be exercised.

        7.2    Option Agreements.    Each Option granted under the Plan shall be evidenced by a Stock Option Agreement which shall be delivered by the Company to the Participant to whom the Option is granted (the "Option Holder"). Except as otherwise set forth in a Stock Option Agreement delivered to the Participant, each Option shall be governed by the following terms and conditions, as well as such other terms and conditions not inconsistent therewith as the Administrator may consider appropriate in each case.

          (a)    Number of Shares.    Each Stock Option Agreement shall state that it covers a specified number of Shares, as determined by the Administrator. To the extent that the aggregate Fair Market Value of Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Participant during any year (under all plans of the Company and any Affiliated Corporation) exceeds $100,000, such Options shall be treated as not being Incentive Stock Options. The foregoing shall be applied by taking Options into account in the order in which they were granted. For the purposes of the foregoing, the Fair Market Value of any Share shall be determined as of the time the Option with respect to such Share is granted. In the event the foregoing results in a portion of an Option designated as an Incentive Stock Option exceeding the $100,000 limitation, only such excess shall be treated as not being an Incentive Stock Option.

          (b)    Price.    The price at which each Share covered by an Option may be purchased shall be determined in each case by the Administrator and set forth in the Stock Option Agreement. In no event shall the Option Price for any Share be less than the Fair Market Value of the Stock on the date the Option is granted. Further, the Option Price for each Share covered by an Incentive Stock Option granted to an Employee who then owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company must be at least 110% of the Fair Market Value of the Stock subject to the Incentive Stock Option on the date the Option is granted.

          (c)    Duration of Options.    The Administrator shall determine the period of time within which the Option may be exercised by the Option Holder (the "Option Period"). The Option Period must expire, in all cases, not more than ten years from the date an Option is granted; provided, however, that the Option Period of an Incentive Stock Option granted to an Employee who then owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company must expire not more than five years from the date such Option is granted. Any Option Period determined by the Administrator to be shorter than the ten or five-year term set forth above, must be set forth in a Stock Option Agreement. Each Stock Option Agreement shall also state the periods of time, if any, as determined by the Administrator, when incremental portions of each Option shall vest. If any Option is not exercised during its Option Period, it shall be deemed to have been forfeited and of no further force or effect.

          (d)    Termination of Service, Retirement, Death or Disability.    Except as otherwise provided in the Stock Option Agreement, each Option shall be governed by the following terms with respect to the exercise of the Option if an Option Holder ceases to be a Service Provider:

              (i)  If the Option Holder ceases to be a Service Provider within the Option Period for cause, as determined by the Company, the Option shall thereafter be void for all purposes. As used in this Section 7.2(d), "cause" shall mean (A) if applicable, "cause" as defined on a written contract between the Option Holder and the Company, or (B) in any other case, a gross violation, as determined by the Company, of the Company's established policies and procedures. The effect of this Section 7.2(d)(i) shall be limited to determining the consequences of a termination, and nothing in this Section 7.2(d)(i) shall restrict or otherwise interfere with the Company's discretion with respect to the termination of any Service Provider.

             (ii)  If the Option Holder ceases to be a Service Provider with the Company in a manner determined by the Board, in its sole discretion, to constitute retirement (which determination shall be communicated to the Option Holder within 10 days of such termination), the Option may be exercised by the Option Holder, or in the case of death, by the persons specified in clause (iii) of this Section 7.2(d), within three months following his or her retirement if the Option is an Incentive Stock Option or within twelve months following his or her retirement if the Option is a Non-Statutory Stock Option (provided in each case that such exercise must occur within the Option Period), but not thereafter. In any such case, the Option may be exercised only as to the Shares as to which the Option had become exercisable on or before the date the Option Holder ceases to be a Service Provider.

            (iii)  If the Option Holder dies (A) while he or she is a Service Provider, (B) within the three-month period referred to in clause (v) below, or (C) within the three or twelve-month period referred to in clause (ii) above, the Option may be exercised by those entitled to do so under the Option Holder's will or by the laws of descent and distribution within twelve months following the Option Holder's death (provided that such exercise must occur within the Option Period), but not thereafter. In any such case, the Option may be exercised only as to the Shares as to which the Option had become exercisable on or before the date the Option Holder ceased to be a Service Provider.

            (iv)  If the Option Holder becomes disabled (within the meaning of Section 22(e) of the Internal Revenue Code) while a Service Provider, Incentive Stock Options held by the Option Holder may be exercised by the Option Holder within twelve months following the date the Option Holder ceases to be a Service Provider (provided that such exercise must occur within the Option Period), but not thereafter. If the Option Holder becomes disabled (within the meaning of Section 22(e) of the Internal Revenue Code) while a Service Provider or within three-month period referred to in clause (v) below or within the twelve-month period following his or her retirement as provided in clause (ii) above, Non-Statutory Options held by the Option Holder may be exercised by the Option Holder within twelve months following the date of the Option Holder's disability (provided that such exercise must occur within the Option Period), but not thereafter. In any such case, the Option may be exercised only as to the Shares as to which the Option had become exercisable on or before the date the Option Holder ceased to be a Service Provider.

             (v)  If the Option Holder ceases to be a Service Provider within the Option Period for any reason other than cause, retirement as provided in clause (ii) above, disability as provided in clause (iv) above or the Option Holder's death, the Option may be exercised by the Option Holder within three months following the date of such cessation (provided that such exercise must occur within the Option Period), but not thereafter. In any such case, the Option may be exercised only as to the Shares as to which the Option had become exercisable on or before the date that the Option Holder ceases to be a Service Provider

  (e)   Exercise, Payments, etc.

            (i)  The method for exercising each Option granted under the Plan shall be by delivery to the Corporate Secretary of the Company or an agent designated pursuant to Section 18 of a notice specifying the number of Shares with respect to which such Option is exercised and payment of the Option Price. Such notice shall be in a form satisfactory to the Administrator and shall specify the particular Option (or portion thereof) which is being exercised and the number of Shares with respect to which the Option is being exercised. The exercise of the Option shall be deemed effective upon receipt of such notice by the Corporate Secretary or a designated agent and payment to the Company. The purchase of such Stock shall be deemed to take place at the principal office of the Company upon delivery of such notice, at which time the purchase price of the Stock shall be paid in full by any of the methods or any combination of the methods set forth in (ii) below. A properly executed certificate or certificates representing the Stock shall be issued by the Company and delivered to the Option Holder. If certificates representing Stock are used to pay all or part of the Option Price, separate certificates for the same number of shares of Stock shall be issued by the Company and delivered to the Option Holder representing each certificate used to pay the Option Price, and an additional certificate shall be issued by the Company and delivered to the Option Holder representing the additional shares, in excess of the Option Price, to which the Option Holder is entitled as a result of the exercise of the Option.

           (ii)  The exercise price shall be paid by any of the following methods or any combination of the following methods:

            (A)  in cash;

            (B)  by cashier's check payable to the order of the Company;

            (C)  if authorized by the Administrator, in its sole discretion, by delivery to the Company of certificates representing the number of Shares then owned by the Option Holder, the Fair Market Value of which equals the purchase price of the Stock purchased pursuant to the Option, properly endorsed for transfer to the Company; provided however, that Shares used for this purpose must have been held by the Option Holder for more than six months; and provided further that the Fair Market Value of any Shares delivered in payment of the purchase price upon exercise of the Option shall be the Fair Market Value as of the exercise date, which shall be the date of delivery of the certificates for the Stock used as payment of the Option Price;

            (D)  if authorized by the Administrator, in its sole discretion, and subject to applicable law, including Section 402 of the Sarbanes-Oxley Act, by delivery by a Participant (other than an Executive Officer or Director) to the Company of a properly executed notice of exercise together with irrevocable instructions to a broker to deliver to the Company promptly the amount of the proceeds of the sale of all or a portion of the Stock or of a loan from the broker to the Option Holder necessary to pay the exercise price; or

            (E)  if authorized by the Administrator, in its sole discretion, any combination of these methods.

          (iii)  In the sole discretion of the Administrator, the Company may, subject to applicable law, including Section 402 of the Sarbanes-Oxley Act, guaranty a third-party loan obtained by a Participant (other than an Executive Officer or Director) to pay part or all of the Option Price of the Shares provided that such loan or the Company's guaranty is secured by the Shares and the loan bears interest at a market rate. The Company may not make or guaranty loans to Executive Officers or Directors.

          (f)    Date of Grant.    An option shall be considered as having been granted on the date specified in the grant resolution of the Administrator.

          (g)    No Repricing of Options.    The Administrator shall not take any action to reprice the exercise price of any option granted under the plan without the affirmative vote of the stockholders of the Company, other than with respect to stock splits, recapitalizations, reorganizations, liquidations or similar events as provided elsewhere in the Plan.

SECTION 8
STOCK AWARDS

        8.1    Awards Granted by Administrator.    Coincident with or following designation for participation in the Plan, a Participant (other than a Nonemployee Director) may be granted one or more unrestricted Stock Awards or Restricted Stock Awards consisting of Shares. A Stock Award may be paid by delivery of Stock, in cash or in a combination of Stock and cash, as determined by the Administrator.

        8.2    Restrictions.    A Participant's right to retain a Restricted Stock Award granted to such Participant under Section 8.1 shall be subject to such restrictions, including but not limited to the Participant's continuing to perform as a Service Provider for a restriction period specified by the Administrator, or the attainment of specified performance goals and objectives, as may be established by the Administrator with respect to such Award. The Administrator may, in its sole discretion, require different periods of service or different performance goals and objectives with respect to (i) different Participants, (ii) different Restricted Stock Awards, or (iii) separate, designated portions of the Shares constituting a Restricted Stock Award.

        8.3    Privileges of a Stockholder, Transferability.    A Participant shall have all voting, dividend, liquidation and other rights with respect to Stock in accordance with its terms received by such Participant as a Stock Award under this Section 8 upon the Participant's becoming the holder of record of such Stock; provided, however, that the Participant's right to sell, encumber or otherwise transfer Restricted Stock shall be subject to the limitations of Section 12.2 hereof.

        8.4    Enforcement of Restrictions.    The Administrator may in its sole discretion require one or more of the following methods of enforcing the restrictions referred to in Section 8.2 and 8.3:

          (a) placing a legend on the stock certificates referring to the restrictions as follows:

      THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO FORFEITURE AND TRANSFERABILITY RESTRICTIONS AS SET FROTH IN THE RESTRICTED STOCK AGREEMENT BETWEEN THE SHAREHOLDER AND CIBER, INC. DATED                                    . A COPY OF THE RESTRICTED STOCK AGREEMENT IS ON FILE AT THE EXECUTIVE OFFICE OF CIBER, INC.

          (b) requiring the Participant to keep the stock certificates, duly endorsed, in the custody of the Company while the restrictions remain in effect; or

          (c) requiring that the stock certificates, duly endorsed, be held in the custody of a third party while the restrictions remain in effect.

        8.5    Termination of Service, Death or Disability.    In the event of the death or disability (within the meaning of Section 22(e) of the Internal Revenue Code) of a Participant, or the retirement of a Participant as provided in Section 7.2(d)(ii), all service period and other restrictions applicable to Restricted Stock Awards then held by him shall lapse, and such Awards shall become fully nonforfeitable. Subject to Sections 5 and 10, in the event a Participant ceases to be a Service Provider for any other reason, any Restricted Stock Awards as to which the service period or other restrictions have not been satisfied shall be forfeited.

SECTION 9
PERFORMANCE SHARES AND PERFORMANCE UNITS

        9.1    Awards Granted by Administrator.    Coincident with or following designation for participation in the Plan, a Participant (other than a Nonemployee Director) may be granted Performance Shares or Performance Units.

        9.2    Amount of Award.    The Administrator shall establish a maximum amount of a Participant's Award, which amount shall be denominated in Shares in the case of Performance Shares or in dollars in the case of Performance Units.

        9.3    Communication of Award.    Written notice of the maximum amount of a Participant's Award and the Performance Cycle determined by the Administrator shall be given to a Participant as soon as practicable after approval of the Award by the Administrator.

        9.4    Amount of Award Payable.    The Administrator shall establish maximum and minimum performance targets to be achieved during the applicable Performance Cycle. Performance targets established by the Administrator shall relate to corporate, group, unit or individual performance and may be established in terms of earnings, growth in earnings, ratios of earnings to equity or assets, or such other measures or standards determined by the Administrator. Multiple performance targets may be used and the components of multiple performance targets may be given the same or different weighting in determining the amount of an Award earned, and may relate to absolute performance or relative performance measured against other groups, units, individuals or entities. Achievement of the maximum performance target shall entitle the Participant to payment (subject to Section 9.6) at the full or maximum amount specified with respect to the Award; provided, however, that notwithstanding any other provisions of this Plan, in the case of an Award of Performance Shares the Administrator in its discretion may establish an upper limit on the amount payable (whether in cash or Stock) as a result of the achievement of the maximum performance target. The Administrator may also establish that a portion of a full or maximum amount of a Participant's Award will be paid (subject to Section 9.6) for performance which exceeds the minimum performance target but falls below the maximum performance target applicable to such Award.

        9.5    Adjustments.    At any time prior to payment of a Performance Share or Performance Unit Award, the Administrator may adjust previously established performance targets or other terms and conditions to reflect events such as changes in laws, regulations, or accounting practice, or mergers, acquisitions or divestitures.

        9.6    Payments of Awards.    Following the conclusion of each Performance Cycle, the Administrator shall determine the extent to which performance targets have been attained, and the satisfaction of any other terms and conditions with respect to an Award relating to such Performance Cycle. The Administrator shall determine what, if any, payment is due with respect to an Award and whether such payment shall be made in cash, Stock or some combination. Payment shall be made in a lump sum, as promptly as practicable following the end of the applicable Performance Cycle, but no later than 2 1/2 months following the end of the later of (a) the fiscal year of the Company in which the applicable Performance Cycle ends or (b) the tax year of the Service Provider in which the applicable Performance Cycle ends.

        9.7    Termination of Employment.    If a Participant ceases to be a Service Provider before the end of a Performance Cycle by reason of his death or disability as provided in Section 7.2(d)(iv), the Performance Cycle for such Participant for the purpose of determining the amount of the Award payable and the timing of such payment shall end at the end of the calendar quarter immediately preceding the date on which such Participant ceased to be a Service Provider (the "Modified Performance Cycle"). The amount of an Award payable to a Participant to whom the preceding sentence is applicable (a) shall be that fraction of the Award computed pursuant to the preceding sentence, the numerator of which is the number of calendar quarters during the Performance Cycle during all of which said Participant was a Service Provider and the denominator of which is the number of full calendar quarters in the Performance Cycle and (b) shall be payable no later than 2 1/2 months following the end of the later of (a) the fiscal year of the Company in which the applicable Modified Performance Cycle ends or (b) the tax year of the Service Provider in which the applicable Modified Performance Cycle ends. Upon any other termination of Participant's services as a Service Provider during a Performance Cycle, participation in the Plan shall cease and all outstanding Awards of Performance Shares or Performance Units to such Participant shall be canceled.

SECTION 10
FORMULA AWARDS TO DIRECTORS

        10.1    Administrator.    The Administrator shall have no authority, discretion or power to select the Nonemployee Directors who will receive any Award, determine the number of shares to be issued hereunder or the time at which such Awards are to be granted, establish the duration of the Awards or alter any other terms or conditions specified in the Plan, except in the sense of administering the Plan pursuant to the provisions of the Plan.

        10.2    Number of Option Shares.    Upon the initial election or appointment of a Nonemployee Director to the Company's Board, provided such initial election or appointment occurs after the Effective Date, the Nonemployee Director shall be granted a Non-Statutory Option to purchase 20,000 Shares of Stock (subject to adjustment pursuant to Section 4 hereof), which option shall become exercisable at the rate of 10,000 Shares of Stock on each of the first two anniversaries of the initial date of grant. In addition, each Nonemployee Director shall be granted a Non-Statutory Option to purchase 5,000 Shares of Stock on each anniversary of the commencement of his or her initial term of service on the Board (subject to adjustment pursuant to Section 4 hereof), which option shall be exercisable one year from the date of grant. Options shall expire, to the extent not exercised, ten years after the date on which they were granted.

        10.3    Price of Option Shares.    The exercise price per Share for any Option granted pursuant to this Section 10 shall be 100% of the Fair Market Value of the Stock on the date on which the Nonemployee Director is granted the Option.

        10.4    Option Termination and Exercise.    Options granted to Nonemployee Directors pursuant to this Section 10 shall provide for exercise and termination as set forth in Sections 7.2(d) and 7.2(e).

        10.5    Other Terms.    Except for the limitations set forth in Sections 5, 10.2, 10.3, and 11, the terms and provisions of Options shall be as determined from time to time by the Administrator, and Options issued may contain terms and provisions different from other Options granted to the same or other Option recipients. Options shall be evidenced by a Stock Option Agreement containing such terms and provisions as the Administrator may determine, subject to the provisions of the Plan.

        10.6    Stock Compensation.    The Company shall issue to each Nonemployee Director of the Board, for each meeting of the Company's Board attended by such Nonemployee Director, a Stock Award for the minimum integral number of Shares of Stock that have an aggregate Fair Market Value of at least $2,500. The Stock Award may be paid by the delivery of Stock, in cash, or in a combination of Stock and cash, as determined by the Administrator.

        10.7    Meeting of Board Committees.    The Board (and not a committee of the Board), in its sole discretion, may adopt one or more formulas that provide for granting a specified Award to each Nonemployee Director for attendance at each meeting of designated committees of the Board. The Board may adopt different formulas for the various committees of the Board, and it may choose to adopt formulas for some committees and not others. Further, any formula may provide for a different grant to members of the committee charged with additional responsibilities on the committee, such as the chairman.

SECTION 11
CHANGE IN CONTROL

        11.1    Options, Restricted Stock.    In the event of a change in control of the Company as defined in Section 11.3, then the Administrator may, in its sole discretion, without obtaining stockholder approval, to the extent permitted in Section 15, take any or all of the following actions: (a) accelerate the exercise dates of any outstanding Options or make all such Options fully vested and exercisable; (b) grant a cash bonus award to any Option Holder in an amount necessary to pay the Option Price of all or any portion of the Options then held by such Option Holder; (c) pay cash to any or all Option Holders in exchange for the cancellation of their outstanding Options in an amount equal to the difference between the Option Price of such Options and the greater of the tender offer price for the underlying Stock or the Fair Market Value of the Stock on the date of the cancellation of the Options; (d) make any other adjustments or amendments to the outstanding Options; and (e) eliminate all restrictions with respect to Restricted Stock and deliver Shares free of restrictive legends to any Participant.

        11.2    Performance Shares and Performance Units.    Under the circumstances described in Section 11.1, the Administrator may, in its sole discretion, and without obtaining stockholder approval, to the extent permitted in Section 15, provide for payment of outstanding Performance Shares and Performance Units at the maximum award level or any percentage thereof.

        11.3    Definition.    For purposes of the Plan, a "change in control" shall be deemed to have occurred if: (a) any "person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act), other than Bobby G. Stevenson or a trustee or other fiduciary holding securities under an employee benefit plan of the Company or under a trust, the grantor of which is Bobby G. Stevenson, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of more than 33 1/3% of the then outstanding voting stock of the Company; or (b) at any time during any period of three consecutive years (not including any period prior to the Effective Date), individuals who at the beginning of such period constitute the Board (and any new director whose election by the Board or whose nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority thereof; or (c) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 80% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

SECTION 12
CONTINUATION OF SERVICES; TRANSFERABILITY

        12.1    Continuation of Services.    Nothing contained in the Plan or in any Award granted under the Plan shall confer upon any Participant any right with respect to the continuation of his or her services as a Service Provider, or interfere in any way with the right of the Company, subject to the terms of any separate employment or consulting agreement to the contrary, at any time to terminate such services or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Award. Whether an authorized leave of absence, or absence in military or government service, shall constitute a termination of Participant's services as a Service Provider shall be determined by the Administrator at the time of such leave in accordance with then current laws and regulations.

        12.2    Nontransferability.    Except as provided in Section 12.3, no right or interest of any Participant in an Award granted pursuant to the Plan shall be assignable or transferable during the lifetime of the Participant, except (if otherwise permitted under Section 12.4) pursuant to a domestic relations order, either voluntarily or involuntarily, or be subjected to any lien, directly or indirectly, by operation of law, or otherwise, including execution, levy, garnishment, attachment, pledge or bankruptcy. In the event of a Participant's death, a Participant's rights and interests in Options shall, if otherwise permitted under Section 12.4, be transferable by testamentary will or the laws of descent and distribution, and payment of any amounts due under the Plan shall be made to, and exercise of any Options may be made by, the Participant's legal representatives, heirs or legatees. If, in the opinion of the Administrator, a person entitled to payments or to exercise rights with respect to the Plan is disabled from caring for his or her affairs because of mental condition, physical condition or age, payment due such person may be made to, and such rights shall be exercised by, such person's guardian, conservator or other legal personal representative upon furnishing the Administrator with evidence satisfactory to the Administrator of such status. Transfers shall not be deemed to include transfers to the Company or "cashless exercise" procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of Awards consistent with applicable laws and the authorization of the Administrator.

        12.3    Permitted Transfers.    Pursuant to conditions and procedures established by the Administrator from time to time, the Administrator may permit Awards (other than Incentive Stock Options) to be transferred to, exercised by and paid to certain persons or entities related to a Participant, including but not limited to members of the Participant's immediate family, charitable institutions, or trusts or other entities whose beneficiaries or beneficial owners are members of the Participant's immediate family and/or charitable institutions. In the case of initial Awards, at the request of the Participant, the Administrator may permit the naming of the related person or entity as the Award recipient. Any permitted transfer shall be subject to the condition that the Administrator receive evidence satisfactory to it that the transfer is being made for estate and/or tax planning purposes on a gratuitous or donative basis and without consideration (other than nominal consideration).

        12.4    Limitations on Incentive Stock Options.    Notwithstanding anything in this Agreement (or in any Stock Option Agreement evidencing the grant of an Option hereunder) to the contrary, Incentive Stock Options shall be transferable only to the extent permitted by Section 422 of the Internal Revenue Code and the treasury regulations thereunder without affecting the Option's qualification under Section 422 as an Incentive Stock Option.

SECTION 13
GENERAL RESTRICTIONS

        13.1    Investment Representations.    The Company may require any person to whom an Option or other Award is granted, as a condition of exercising such Option or receiving Stock under the Award, to give written assurances in substance and form satisfactory to the Company and its counsel to the effect that such person is acquiring the Stock subject to the Option or the Award for his own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws. Legends evidencing such restrictions may be placed on the certificates evidencing the Stock.

        13.2    Compliance with Securities Laws.    Each Award shall be subject to the requirement that, if at any time counsel to the Company shall determine that the listing, registration or qualification of the Shares subject to such Award upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance or purchase of Shares thereunder, such Award may not be accepted or exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Administrator. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification.

        13.3    Stock Restriction Agreement.    The Administrator may provide that shares of Stock issuable pursuant to an Award shall, under certain conditions, be subject to restrictions whereby the Company has a right of first refusal with respect to such shares or a right or obligation to repurchase all or a portion of such shares, which restrictions may survive a Participant's cessation or termination as a Service Provider.

        13.4    Stockholder Privileges.    No Award Holder shall have any rights as a stockholder with respect to any Shares covered by an Award until the Award Holder becomes the holder of record of such Stock, and no adjustments shall be made for dividends or other distributions or other rights as to which there is a record date preceding the date such Award Holder becomes the holder of record of such Stock, except as provided in Section 4.

SECTION 14
OTHER EMPLOYEE BENEFITS

        The amount of any compensation deemed to be received by a Participant as a result of the exercise of an Option or the grant or vesting of any other Award shall not constitute "earnings" with respect to which any other benefits of such Participant are determined, including without limitation benefits under any pension, profit sharing, life insurance or salary continuation plan.

SECTION 15
PLAN AMENDMENT, MODIFICATION AND TERMINATION

        The Board may at any time terminate, and from time-to-time may amend or modify, the Plan; provided, however, that no amendment or modification may become effective without approval of the amendment or modification by the stockholders if stockholder approval is required to enable the Plan to satisfy any applicable statutory or regulatory requirements, or if the Company, on the advice of counsel, determines that stockholder approval is otherwise necessary or desirable.

        No amendment, modification or termination of the Plan shall in any manner adversely affect any Awards theretofore granted under the Plan, without the consent of the Participant holding such Awards.

SECTION 16
WITHHOLDING

        16.1    Withholding Requirement.    The Company's obligations to deliver Shares upon the exercise of an Option, or upon the vesting of any other Award, shall be subject to the Participant's satisfaction of all applicable federal, state and local income and other tax withholding requirements. The Company may defer exercise of an Award unless indemnified by the Participants to the Administrator's satisfaction against the payment of any such amount. Further, the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind due to the Participant by the Company.

        16.2    Withholding with Stock.    At the time the Administrator grants an Award, it may, in its sole discretion, grant the Participant an election to pay all such amounts of tax withholding, or any part thereof, by electing to transfer to the Company, or to have the Company withhold from Shares otherwise issuable to the Participant, Shares having a value equal to the amount required to be withheld or such lesser amount as may be elected by the Participant. All elections shall be subject to the approval or disapproval of the Administrator. The value of Shares to be withheld shall be based on the Fair Market Value of the Stock on the date that the amount of tax to be withheld is to be determined (the "Tax Date"). Any such elections by Participants to have Shares withheld for this purpose will be subject to the following restrictions:

          (a) All elections must be made prior to the Tax Date;

          (b) All elections shall be irrevocable; and

          (c) If the Participant is an "officer" or "director" of the Company within the meaning of Section 16 of the Exchange Act, the Participant must satisfy the requirements of such Section 16 and any applicable rules thereunder with respect to the use of Stock to satisfy such tax withholding obligation.

        16.3    Incentive Options.    In the event that an Option Holder makes a disposition (as defined in Section 424(c) of the Internal Revenue Code) of any Stock acquired pursuant to the exercise of an Incentive Stock Option prior to the later of (i) the expiration of two years from the date on which the Incentive Stock Option was granted or (ii) the expiration of one year from the date on which the Option was exercised, the Option Holder shall send written notice to the Company at its principal office (Attention: Corporate Secretary) of the date of such disposition, the number of shares disposed of, the amount of proceeds received from such disposition, and any other information relating to such disposition as the Company may reasonably request. The Option Holder shall, in the event of such a disposition, make appropriate arrangements with the Company to provide for the amount of additional withholding, if any, required by applicable federal and state income tax laws.

SECTION 17
SECTION 162(M) PROVISIONS

        17.1    Limitations.    Notwithstanding any other provision of this Plan, if the Administrator determines at the time any Stock Award or Performance Award is granted to a Participant that such Participant is, or is likely to be at the time he or she recognizes income for federal income tax purposes in connection with such Award, a "covered employee" within the meaning of 162(m)(3) of the Internal Revenue Code, then the Administrator, may provide that this Section 17 is applicable to such Award.

        17.2    Performance Goals.    If an Award is subject to this Section 17, then the lapsing of restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be subject to the achievement of one or more objective performance goals established by the Administrator, which shall be based on the attainment of one or any combination of the following: specified levels of earnings per share from continuing operations, operating income, revenues, gross margin, return on operating assets, return on equity, economic value added, stock price appreciation, total stockholder return (measured in terms of stock price appreciation and dividend growth), or cost control, of the Company or Affiliated Corporation (or any division thereof) for or within which the Participant is primarily employed. Such performance goals also may be based upon the attaining of specified levels of Company performance under one or more of the measures described above relative to the performance of other corporations. Such performance goals shall be set by the Administrator within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m) of the Internal Revenue Code and the regulations thereunder.

        17.3    Adjustments.    Notwithstanding any provision of the Plan other than Sections 5 and 11, with respect to any Award that is subject to this Section 17, the Administrator may not adjust upwards the amount payable pursuant to such Award, nor may it waive the achievement of the applicable performance goals except in the case of the death or disability of the Participant.

        17.4    Other Restrictions.    The Administrator shall have the power to impose such other restrictions on Awards subject to this Section 17 as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for "performance-based compensation" within the meaning of Section 162(m)(4)(B) of the Internal Revenue Code or any successor thereto.

SECTION 18
BROKERAGE ARRANGEMENTS

        The Administrator, in its discretion, may enter into arrangements with one or more banks, brokers or other financial institutions to facilitate the exercise of Options or the disposition of Shares acquired upon exercise of Stock Options, including, without limitation, arrangements for the simultaneous exercise of Stock Options and sale of the Shares acquired upon such exercise.

SECTION 19
NONEXCLUSIVITY OF THE PLAN

        Neither the adoption of the Plan by the Board nor the submission of the Plan to stockholders of the Company for approval shall be construed as creating any limitations on the power or authority of the Board to adopt such other or additional incentive or other compensation arrangements of whatever nature as the Board may deem necessary or desirable or preclude or limit the continuation of any other plan, practice or arrangement for the payment of compensation or fringe benefits to Employees or Consultants generally, or to any class or group of Employees or Consultants, which the Company or any Affiliated Corporation now has lawfully put into effect, including, without limitation, any retirement, pension, savings and stock purchase plan, insurance, death and disability benefits and executive short-term incentive plans.

SECTION 20
REQUIREMENTS OF LAW

        20.1    Requirements of Law.    The issuance of Stock and the payment of cash pursuant to the Plan shall be subject to all applicable laws, rules and regulations.

        20.2    Rule 16b-3.    Transactions under the Plan and within the scope of Rule 16b-3 of the Exchange Act are intended to comply with all applicable conditions of Rule 16b-3. To the extent any provision of the Plan or any action by the Administrator under the Plan fails to so comply, such provision or action shall, without further action by any person, be deemed to be automatically amended to the extent necessary to effect compliance with Rule 16b-3; provided, however, that if such provision or action cannot be amended to effect such compliance, such provision or action shall be deemed null and void to the extent permitted by law and deemed advisable by the Administrator.

        20.3    Governing Law.    The Plan and all agreements hereunder shall be construed in accordance with and governed by the laws of the State of Delaware.

SECTION 21
DURATION OF THE PLAN

        No Award shall be granted under the Plan after ten years from the Effective Date; provided, however, that any Award theretofore granted may, and the authority of the Board or the Administrator to amend, alter, adjust, suspend, discontinue, or terminate any such Award or to waive any conditions or rights under any such Award shall, extend beyond such date.

Dated: April 29, 2008

CIBER, Inc.
By:	/s/ MAC J. SLINGERLEND
Mac J. Slingerlend President and Chief Executive Officer

WELLS FARGO SHAREOWNER SERVICES
161 NO. CONCORD EXCHANGE
SOUTH ST. PAUL, MN 55075

YOUR VOTE IS IMPORTANT!

You can vote in one of three ways:

1.
Vote by Internet
2.
Vote by Phone
3.
Vote by mailing your Proxy in the enclosed envelope.

VOTE BY INTERNET—www.proxyvote.com

          Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. (Eastern Daylight Time) on April 28, 2008. Have your Proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE—1-800-690-6903

          Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. (Eastern Daylight Time) on April 28, 2008. Have your Proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

          Mark, sign, and date your Proxy card and return it in the postage-paid envelope we have provided, or return it to CIBER, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

          Please note that all votes cast by Internet or telephone must be submitted prior to 11:59 P.M. (Eastern Daylight Time) on April 28, 2008. Your Internet or telephone vote authorizes the named Proxies to vote the shares to the same extent as if you marked, signed, dated and returned the Proxy card. If you vote by Internet or telephone, please do not return your Proxy by mail.

Thank you for your vote.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒	CIBER1	KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CIBER, INC.

1.	The Board of Directors recommends a vote "FOR ALL" of the incumbent Directors listed below: To elect the following nominees for Class II Director:	For All ☐	Withhold All ☐	For All Except ☐	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.
01—Mac J. Slingerlend 02—James C. Wetherbe 03—Stephen S. Kurtz
Vote On Proposals
		For	Against	Abstain
2.	The Board of Directors recommends a vote "FOR" an increase in the number of shares authorized for issuance under the CIBER, Inc. 2004 Incentive Plan by 5,000,000 shares.	☐	☐	☐
3.
	The Board of Directors recommends a vote "FOR" ratification of the appointment of Ernst & Young LLP as the Company's Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2008.	☐	☐	☐

This Proxy will be voted as directed, but if no instructions are specified and authority to vote for a director nominee is not marked WITHHOLD ALL or FOR ALL EXCEPT, or AGAINST approval or ABSTAIN with respect to the authorization of additional shares for the CIBER, Inc. 2004 Incentive Plan or AGAINST approval or ABSTAIN with respect to the ratification of Ernst & Young LLP as the Company's Independent Registered Public Accounting Firm then you are deemed to grant authority to vote for the election of such nominee(s) and for the increase in shares authorized for the CIBER, Inc. 2004 Incentive Plan and for ratification of Ernst & Young LLP. If any other business is presented at such meeting, this Proxy will be voted by the Proxies in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the meeting. THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

Please sign exactly as your name appears on the stock account. When signing as attorney, executor, administrator, agent, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign. If signing on behalf of a corporation, the corporate name should be indicated and a corporate officer should sign.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Electronic Delivery of Proxy Materials

          We are pleased to offer Stockholders the opportunity to receive future proxy mailings by email. To request electronic delivery, please vote via the Internet at www.ciber.com/cbr/annualmeeting and, when prompted, enroll to receive proxy materials electronically in future years.

CIBER, Inc.
5251 DTC Parkway, Suite 1400, Greenwood Village, Colorado 80111

The undersigned hereby appoints Mac J. Slingerlend and Susan Keesen, or either of them, with full power of substitution, as attorneys-in-fact, agents and Proxies (the "Proxies") to vote on behalf of the undersigned all shares of Common Stock, $.01 par value, of CIBER, Inc. (the "Company"), that the undersigned is entitled to vote at the 2008 Annual Meeting of Stockholders, to be held on the Internet at www.ciber.com/cbr/annualmeeting, on Tuesday, April 29, 2008 at 9:00 a.m. Mountain Daylight Time, and at any and all adjournments or postponements thereof.

Should you have an account in the CIBER 401(k) Savings Plan, this Proxy represents the number of CIBER shares allocable to that plan account as well as other shares registered in your name. As a "named fiduciary" under the plan for CIBER shares allocable to that plan account and shares for which no voting instructions are received, this Proxy will serve as voting instructions for Principal Trust Company, trustee for the CIBER 401(k) Plan, or its designee. The plan provides that the trustee will vote each participant's shares in accordance with the participant's instructions. If the trustee does not receive voting instructions for CIBER shares allocable to the plan account by 11:59 P.M. (Eastern Daylight Time), April 24, 2008 those shares, and any other CIBER shares under those plans for which no voting instructions are received, will be voted, in accordance with the terms of the plan, in the same proportion as the shares for which voting instructions have been received. In its discretion, the trustee is authorized to vote upon such other matters as may properly come before the meeting.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY USING THE ENCLOSED POSTAGE PREPAID ENVELOPE. IF YOU VOTE BY TELEPHONE OR INTERNET PLEASE DO NOT RETURN YOUR PROXY BY MAIL.

QuickLinks

NOTICE OF THE 2008 ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT ANNUAL MEETING OF STOCKHOLDERS April 29, 2008
ANNUAL MEETING INFORMATION
AGENDA
VOTING RIGHTS AND SOLICITATION OF PROXIES
DEADLINE FOR STOCKHOLDER PROPOSALS FOR THE 2009 ANNUAL MEETING
PROPOSAL No. 1—ELECTION OF DIRECTORS
TEXT OF PROPOSAL NO. 1—ELECTION OF DIRECTORS
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR ALL " OF THE NOMINEES
DIRECTORS AND EXECUTIVE OFFICERS
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
CORPORATE GOVERNANCE PRACTICES
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
COMPENSATION OF DIRECTORS
2007 Director Compensation
EXECUTIVE COMPENSATION Compensation Discussion and Analysis
Summary Compensation Table
2007 Grants of Plan-Based Awards
Outstanding Equity Awards at Fiscal 2007 Year End
2007 OPTION EXERCISES
Pension Benefits
Pension Benefits Table
Termination and Change in Control Payments
Potential Payments upon Termination or Change in Control
PROPOSAL No. 2—AMEND THE CIBER, INC. 2004 INCENTIVE PLAN TO APPROVE AN INCREASE IN THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE UNDER THE CIBER, INC. 2004 INCENTIVE PLAN BY 5,000,000 SHARES
TEXT OF PROPOSED AMENDMENT TO THE CIBER, INC. 2004 INCENTIVE PLAN
SUMMARY DESCRIPTION OF THE 2004 INCENTIVE PLAN
PROPOSAL No. 3—RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
ANNUAL REPORT TO STOCKHOLDERS, MANAGEMENT'S DISCUSSION AND ANALYSIS AND AUDITED FINANCIAL STATEMENTS
ELECTRONIC ACCESS TO SEC REPORTS ON THE COMPANY'S WEBSITE And ELECTRONIC DELIVERY OF 2009 PROXY STATEMENT
  APPENDIX A
CIBER, INC. 2004 INCENTIVE PLAN (Amended Effective as of April 29, 2008)
SECTION 1 INTRODUCTION
SECTION 2 DEFINITIONS
SECTION 3 PLAN ADMINISTRATION
SECTION 4 STOCK SUBJECT TO THE PLAN
SECTION 5 REORGANIZATION OR LIQUIDATION
SECTION 6 PARTICIPATION
SECTION 7 STOCK OPTIONS TO EMPLOYEES AND CONSULTANTS
SECTION 8 STOCK AWARDS
SECTION 9 PERFORMANCE SHARES AND PERFORMANCE UNITS
SECTION 10 FORMULA AWARDS TO DIRECTORS
SECTION 11 CHANGE IN CONTROL
SECTION 12 CONTINUATION OF SERVICES; TRANSFERABILITY
SECTION 13 GENERAL RESTRICTIONS
SECTION 14 OTHER EMPLOYEE BENEFITS
SECTION 15 PLAN AMENDMENT, MODIFICATION AND TERMINATION
SECTION 16 WITHHOLDING
SECTION 17 SECTION 162(M) PROVISIONS
SECTION 18 BROKERAGE ARRANGEMENTS
SECTION 19 NONEXCLUSIVITY OF THE PLAN
SECTION 20 REQUIREMENTS OF LAW
SECTION 21 DURATION OF THE PLAN